 As filed with the Securities and Exchange Commission on or about December 30,
                                      1997


                    Registration No. 333-05265 and 811-07655

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM N-1A
      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
                        Pre-Effective Amendment No. __                [ ]
                        Post-Effective Amendment No. 3                [X]


                                     and/or


                             REGISTRATION STATEMENT
                UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
                                Amendment No. 6                       [x]
                        (Check appropriate box or boxes)


                             DRIEHAUS MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)
                              25 EAST ERIE STREET
                            CHICAGO, ILLINOIS  60611
          (Address of Principal Executive Offices, including Zip Code)

                            MARY H. WEISS, SECRETARY
                             DRIEHAUS MUTUAL FUNDS
                              25 EAST ERIE STREET
                            CHICAGO, ILLINOIS  60611
                    (Name and Address of Agent for Service)

                                    COPY TO:

                                CATHY G. O'KELLY
                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                            222 NORTH LASALLE STREET
                            CHICAGO, ILLINOIS 60601

It is proposed that this filing will become effective (check appropriate box):


[ ]      Immediately upon filing pursuant to paragraph (b)
[X]      On December 31, 1997 pursuant to paragraph (b)
[ ]      60 days after filing pursuant to paragraph (a) (1)
[ ]      On (date) pursuant to paragraph (a) (1)
[ ]      75 days after filing pursuant to paragraph (a) (2)
[ ]      On (date) pursuant to paragraph (a) (2) of Rule 485.


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             DRIEHAUS MUTUAL FUNDS
                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

                    N-1A
                    ITEM NO.                                          LOCATION
                    --------                                          --------

 PART A
 Item 1.     Cover Page  . . . . . . . . . . . . . . . . . . . . .    Cover Page

 Item 2.     Synopsis  . . . . . . . . . . . . . . . . . . . . . .    Summary

 Item 3.     Condensed Financial Information . . . . . . . . . . .    Financial Highlights -- International Growth
                                                                      Fund; Investment Return

 Item 4.     General Description of Registrant . . . . . . . . . .    The Portfolios; Portfolio Investments and
                                                                      Risk Considerations; Restrictions on Each
                                                                      Portfolio's Investments

 Item 5.     Management of Fund  . . . . . . . . . . . . . . . . .    Management of the Fund

 Item 5A.    Management's Discussion of Fund Performance . . . . .    Inapplicable

 Item 6.     Capital Stock and Other Securities  . . . . . . . . .    Distributions and Taxes; Organization and
                                                                      Description of Shares

 Item 7.     Purchase of Securities Being Offered  . . . . . . . .    How to Purchase Shares; Net Asset Value

 Item 8.     Redemption or Repurchase  . . . . . . . . . . . . . .    How to Redeem Shares

 Item 9.     Pending Legal Proceedings . . . . . . . . . . . . . .    Not Applicable

 PART B.

 Item 10.    Cover Page  . . . . . . . . . . . . . . . . . . . . .    Cover Page

 Item 11.    Table of Contents . . . . . . . . . . . . . . . . . .    Cover Page

 Item 12.    General Information and History . . . . . . . . . . .    General Information and History

 Item 13.    Investment Objectives and Policies  . . . . . . . . .    Portfolio Investments and Risk
                                                                      Considerations; Investment Restrictions
 Item 14.    Management of the Fund  . . . . . . . . . . . . . . .    Management

 Item 15.    Control Persons and Principal Holders of Securities .    Principal Shareholders

 Item 16.    Investment Advisory and Other Services  . . . . . . .    Investment Advisory Services; Administrator;
                                                                      Custodian; Independent Public Accountants
 Item 17.    Brokerage Allocation and Other Practices  . . . . . .    Portfolio Transactions

 Item 18.    Capital Stock and Other Securities  . . . . . . . . .    General Information and History

 Item 19.    Purchase, Redemption and Pricing of Securities Being
                Offered    . . . . . . . . . . . . . . . . . . . .    Purchases and Redemptions; Net Asset Value

 Item 20.    Tax Status  . . . . . . . . . . . . . . . . . . . . .    Additional Income Tax Considerations

 Item 21.    Underwriters  . . . . . . . . . . . . . . . . . . . .    Inapplicable

 Item 22.    Calculation of Performance Data . . . . . . . . . . .    Investment Performance

 Item 23.    Financial Statements  . . . . . . . . . . . . . . . .    Cover page of Statement of Additional
                                                                      Information

 PART C


 Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to the Registration Statement.

                               TABLE OF CONTENTS


SUMMARY.......................................     1
FEE TABLE.....................................     3
FINANCIAL HIGHLIGHTS -- INTERNATIONAL GROWTH
  FUND........................................     4
THE PORTFOLIOS................................     5
  Investment Philosophy.......................     5
  Investment Objective and Policies...........     5
    DRIEHAUS INTERNATIONAL GROWTH FUND........     5
    DRIEHAUS ASIA PACIFIC GROWTH FUND.........     6
    DRIEHAUS EMERGING MARKETS GROWTH FUND.....     7
  Portfolio Investments and Risk
           Considerations.....................     8
  Restrictions on Each Portfolio's
           Investments........................    15
HOW TO PURCHASE SHARES........................    16
HOW TO REDEEM SHARES..........................    17
NET ASSET VALUE...............................    19
DISTRIBUTIONS AND TAXES.......................    19
INVESTMENT RETURN.............................    21
MANAGEMENT OF THE FUND........................    22
ORGANIZATION AND DESCRIPTION OF SHARES........    24


This prospectus contains information about the Fund that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information dated December 31, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Fund at the address or telephone number on this cover. Each portfolio is a series of the Driehaus Mutual Funds.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[DRIEHAUS INTERNATIONAL LOGO]

DRIEHAUS INTERNATIONAL
GROWTH FUND


DRIEHAUS ASIA PACIFIC

GROWTH FUND

DRIEHAUS EMERGING
MARKETS GROWTH FUND
PROSPECTUS December 31, 1997
DRIEHAUS MUTUAL FUNDS
25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111


The objective of the Driehaus International Growth Fund is to maximize capital appreciation. The Portfolio pursues its objective by investing primarily in the equity securities of foreign companies.



The objective of the Driehaus Asia Pacific Growth Fund is to maximize capital appreciation. The Portfolio pursues its objective by investing primarily in equity securities of companies in the Asia Pacific region.



The objective of the Driehaus Emerging Markets Growth Fund is to maximize capital appreciation. The Portfolio pursues its objective by investing primarily in the equity securities of companies in emerging markets around the world.


There is no assurance that a Portfolio's objective will be achieved.


INVESTMENTS IN THE PORTFOLIOS INVOLVE SIGNIFICANT RISKS. (SEE "THE PORTFOLIOS -- PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS.")

                                    SUMMARY


     The Driehaus International Growth Fund, the Driehaus Asia Pacific Growth Fund and the Driehaus Emerging Markets Growth Fund (collectively the "Portfolios," and each individually a "Portfolio") are each a series of the Driehaus Mutual Funds (the "Fund"), an open-end management investment company. The Fund is a "no-load" fund. There are no sales charges.



     INVESTMENT OBJECTIVES AND POLICIES. Each Portfolio's investment objective is to maximize capital appreciation. Each Portfolio seeks to achieve its objective by investing primarily in the equity securities of foreign companies using growth-oriented investment criteria. It is anticipated that each Portfolio will have a relatively high rate of portfolio turnover, which generally increases the brokerage costs. See "The Portfolios -- Portfolio Investments and Risk Considerations -- Portfolio Turnover." The investment adviser believes that, over time, the costs associated with such turnover will be offset by higher performance. There can be no assurance that each Portfolio's investment objective will be achieved. See "The Portfolios -- Investment Objective and Policies."



     INVESTMENT RISKS. Each Portfolio is intended for long-term investors who can accept the risks entailed in investing in foreign securities following the investment adviser's growth-oriented investment philosophy. Since each Portfolio invests primarily in foreign securities, investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities involves certain considerations involving both risks and opportunities not typically associated with investing in U.S. securities. Such risks include fluctuations in exchange rates on foreign currencies, less public information, less government supervision, less liquidity and greater price volatility. In addition, each Portfolio expects to have substantial investments in emerging markets, which may be subject to greater risks than other foreign investments, including the risks of expropriation or other adverse political, social or diplomatic developments that could affect investment in these nations. As "non-diversified" funds, each Portfolio will be able to invest a relatively high percentage of its assets in a limited number of issues, therefore making it more susceptible to a single economic, political or regulatory occurrence than a diversified fund. To varying degrees, each of the Portfolios may invest in small and medium size companies, which may be subject to greater price volatility than larger companies. See "The Portfolios -- Portfolio Investments and Risk Considerations."



     PURCHASES AND REDEMPTIONS. The minimum initial investment for each Portfolio is $100,000. The minimum additional investment is $20,000. Shares of each Portfolio are offered only to residents of states and other jurisdictions in which the shares are eligible for purchase. See "How to Purchase Shares." For information on redeeming Portfolio shares, see "How to Redeem Shares."


     NET ASSET VALUE. The purchase and redemption price of each Portfolio's shares is its net asset value per share. The net asset value is determined as of the close of regular trading on the New York Stock Exchange. See "Net Asset Value."

     DIVIDENDS. Each Fund normally distributes dividends of net investment income and any net realized short-term and long-term capital gains annually. Distributions will be reinvested automatically in additional Fund shares, unless the investor makes a different election. See "Distributions and Taxes."


     INVESTMENT ADVISER. Driehaus Capital Management, Inc. (the "Adviser") provides management and investment advisory services to the Fund. For its services to the Fund, the Adviser is paid a fee at the annual rate of 1.5% of average net assets of each Portfolio. See "Management of the Fund."


     FINANCIAL HISTORY. Although the Fund was first established as a registered investment company on June 5, 1996, the International Growth Fund succeeded to the assets of the Driehaus International Large Cap Fund, L.P., a limited partnership organized on July 1, 1990 (the "Limited Partnership"). The performance history included herein for the International Growth Fund is based upon the operations of the Limited Partnership, restated to reflect the anticipated expenses of the International Growth Fund. The Asia Pacific Growth Fund and the Emerging Markets Fund commenced operations in December 1997. See "Distributions and Taxes."

                                   FEE TABLE


                                                                       ASIA         EMERGING
                                                  INTERNATIONAL       PACIFIC       MARKETS
                                                     GROWTH           GROWTH         GROWTH
                                                  -------------       -------       --------
SHAREHOLDER TRANSACTION EXPENSES
  Sales Load Imposed on Purchases.............        None              None          None
  Sales Load Imposed on Reinvested
     Dividends................................        None              None          None
  Deferred Sales Load.........................        None              None          None
  Redemption Fees*............................        None              None          None
  Exchange Fees...............................        None              None          None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees.............................        1.50%             1.50%         1.50%
  12b-1 Fees..................................        None              None          None
  Other Expenses..............................         .63%             1.45%***      1.25%***
                                                      ----              ----          ----
  Total Fund Operating Expenses...............        2.13%**           2.95%***      2.75%***


-------------------
  * There is a $25 charge for payments of redemption proceeds by wire.


 ** Total Fund Operating Expenses does not reflect the transfer agent's voluntary fee waiver of .02% during the prior fiscal year. The adviser has agreed to reduce its fee and absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed 2.25% of average net assets during 1998.



*** The Adviser has agreed to reduce its fee and absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed 2.95% of the average net assets of the Asia Pacific Growth Fund and 2.75% of the average net assets of the Emerging Markets Growth Fund for the first twelve months of the respective Portfolio's operations. Without expense reimbursement, "Other Expenses" and "Total Fund Operating Expenses" are estimated to be 7.10% and 8.60%, respectively, for the Asia Pacific Growth Fund and 3.30% and 4.80%, respectively, for the Emerging Markets Growth Fund for each Portfolio's first fiscal year.


EXAMPLE. The following example illustrates the expenses that an investor would pay on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        ------    -------    -------    --------
International Growth................................     $22        $71       $124        $281
Asia Pacific Growth.................................      31         98         --          --
Emerging Markets Growth.............................      29         91         --          --

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. Because they are new portfolios, the percentages shown for the Asia Pacific Growth Fund and the Emerging Markets Growth Fund are estimates for the first fiscal year and the example is completed for only the one- and three-year periods. NEITHER THE 5% RATE OF RETURN NOR THE FEES AND EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS, FEES OR EXPENSES. ACTUAL RETURNS, FEES AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



               FINANCIAL HIGHLIGHTS -- INTERNATIONAL GROWTH FUND



     The figures below for the fiscal period from October 28, 1996 (commencement of operations) through August 31, 1997 have been audited by Arthur Andersen LLP. The Fund's 1997 Annual Report to Shareholders, which may be obtained without charge by calling or writing to the Fund, is incorporated by reference into the Statement of Additional Information. Per share data for an outstanding share throughout the period is as follows:



                                                              INTERNATIONAL GROWTH FUND
                                                                 FOR THE PERIOD FROM
                                                                  OCTOBER 28, 1996
                                                                       THROUGH
                                                                   AUGUST 31, 1997
                                                              -------------------------
Net asset value, beginning of period........................          $  10.00
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss....................................             (0.05)
     Net gains on securities (both realized and
       unrealized)..........................................              1.95
                                                                   -----------
          Total from investment operations..................              1.90
                                                                   -----------
  LESS DISTRIBUTIONS:
     Dividends from net investment income...................              0.00
     Distributions from capital gains.......................              0.00
                                                                   -----------
          Total distributions...............................              0.00
                                                                   -----------
Net asset value, end of period..............................          $  11.90**
Total return................................................             19.00%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)......................          $180,545
  Ratio of expenses to average net assets***................              2.11%*
  Ratio of net investment loss to average net assets***.....             (0.67)*
  Portfolio turnover........................................            380.02%**


-------------------
  * Annualized.

 ** Not annualized.

*** Such ratios are after voluntary transfer agent fee waivers. The ratio of expenses to average net assets is 2.13% before fees waived.

     Average commission rate paid per share on stock transactions for the period from October 28, 1997 through August 31, 1997 was $0.0016. Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.


                                 THE PORTFOLIOS


     The International Growth Fund, Asia Pacific Growth Fund and Emerging Markets Growth Fund are each a series of the Driehaus Mutual Funds (the "Fund"), an open-end management investment company. Driehaus Capital Management, Inc. (the "Adviser") provides management and investment advisory services to the Fund. Prospective investors should consider an investment in a Portfolio as long-term investment. There is no assurance that a Portfolio will meet its investment objective.


INVESTMENT PHILOSOPHY


     The Adviser's investment philosophy is that accelerating sales and earnings, consistent with high earnings quality and market timeliness, are principal criteria for equity investment. Earnings quality reflects the extent to which current earnings are indicative of future results. Market timeliness reflects the expectation of an upward movement in the price of a particular stock in the near future. Information that may alert the Adviser to such situations includes strong company earnings reports, evidence of increased order backlogs, new product introductions and industry developments. This fundamental information is combined with technical analyses (price and volume charts, rating services where available, etc.) in order to reach an overall judgment about a security's attractiveness. The Adviser's security selection will be made primarily using these company-specific criteria and, to a lesser extent, using macroeconomics or country-specific analyses. While the Adviser seeks companies that have demonstrated superior earnings growth, the Adviser may also purchase the stock of companies based on the expectation of capital appreciation where there is no demonstrable record of earnings growth or increasing sales. This is more likely to occur in emerging markets.



     In evaluating countries for investment and determining country and regional weights, the Adviser considers numerous criteria, including the current and prospective growth rates of various economies, interest rate trends, inflation rates, trade balances and currency trends. The Adviser also reviews technical information on stock markets. The analysis may also include considerations specific to a certain country or region of the world. For example, a rapid increase in the middle class in a developing economy may signal increased demand for consumer goods such as soft drinks, convenience foods or clothes. Similarly, a decline in the value of a country's currency may increase demand for its exports and reduce operating margins for companies which import most of their products.


INVESTMENT OBJECTIVE AND POLICIES


     DRIEHAUS INTERNATIONAL GROWTH FUND. The investment objective of the Portfolio is to maximize capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in the equity securities of foreign companies. Under normal market conditions, the Portfolio will invest substantially all (no less than 65%) of its assets in at least three countries other than the United States. There are no maximum limitations on the number of countries in which the Adviser can or must invest at a given time. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time. The Portfolio is a non-diversified fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Portfolio's overall investment objective.



     The securities markets of many developing economies are sometimes referred to as "emerging markets." Although the amount of the Portfolio's assets invested in emerging markets will vary over time, the Adviser currently expects that a substantial portion of the Portfolio's assets will be invested in emerging markets. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. These markets are generally characterized by limited trading volume and greater volatility and, as a result, the Portfolio may be subject to greater risks to the extent of its investments in such markets. Moreover, the Portfolio is not limited to a specific percentage of assets that may be invested in a single emerging market country (although at all times the Portfolio must be invested in the assets of at least three countries). Therefore, to the extent a substantial portion of the Portfolio's assets are invested in a specific country, the Portfolio would be particularly subject to the risks associated with that country.



     Equity securities include common and preferred stock, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock and depositary receipts for those securities. The Portfolio may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. Generally, the Portfolio would purchase depositary receipts, rather than directly investing in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Portfolio also may utilize a wide range of other securities and derivative instruments to indirectly gain exposure to foreign securities, including but not limited to foreign investment companies, swap agreements and similar arrangements. The Portfolio generally will invest in securities of issuers with market capitalizations of greater than $300 million and will not invest in securities of issuers with market capitalizations of less than $200 million. The Portfolio may also invest in securities of issuers that, together with any predecessors, have been in continuous operation for less than three years.



     The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Portfolio may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), and purchase short-term debt securities of U.S. or foreign government or corporate issuers. The Portfolio may also purchase such securities if the Adviser believes they may be necessary to meet the Portfolio's liquidity needs.



     DRIEHAUS ASIA PACIFIC GROWTH FUND. The investment objective of the Portfolio is to maximize capital appreciation. The Portfolio pursues its objective by investing primarily in the equity securities of companies in the Asia Pacific region. The Portfolio considers Asia Pacific companies to be (i) companies organized under the laws of an Asia Pacific country or having securities which are traded principally on an exchange or over-the-counter in an Asia Pacific country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made, or services performed in or with Asia Pacific countries. Currently, Asia Pacific countries include Australia, The People's Republic of China (including Hong Kong), India, Indonesia, Japan, South Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. At least 65% of the Portfolio's assets will be invested in the securities of Asia Pacific companies. There are no minimum limitations on the number of countries in which the Adviser can or must invest at a given time. There are no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Portfolio may invest significant assets in any single Asia Pacific country. The Portfolio is a non-diversified fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Portfolio's overall investment objective.



     Equity securities include common and preferred stock, depositary receipts, convertible debt and warrants, rights and options to purchase equity securities. The Portfolio also may utilize a wide range of other securities and derivative instruments to indirectly gain exposure to Asia Pacific securities, including but not limited to foreign investment companies, swap agreements and similar arrangements. The Portfolio may also invest in securities of issuers that, together with any predecessors, have been in continuous operation for less than three years.



     The Adviser currently expects that a substantial portion of the Portfolio's assets will be invested in securities in emerging markets. These markets are generally characterized by limited trading volume and greater volatility, and, as a result, the Portfolio may be subject to greater risks to the extent of its investments in such markets. To the extent a substantial portion of the Portfolio's assets are invested in a specific country, the Portfolio would be particularly subject to the risks associated with that country. As a general rule, investments in securities of Asia Pacific companies involve greater risks than U.S. investments.



     The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Portfolio may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), and purchase short-term debt securities of U.S. or foreign government or corporate issuers. The Portfolio may also purchase such securities if the Adviser believes they may be necessary to meet the Portfolio's liquidity needs.



     DRIEHAUS EMERGING MARKETS GROWTH FUND. The investment objective of the Portfolio is to maximize capital appreciation. The Portfolio pursues its objective by investing primarily in the equity securities of emerging market companies. Emerging market companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made or services performed in or with emerging market countries. Currently, emerging markets include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European Countries. At least 65% of the Portfolio's assets will be invested in the securities of emerging markets companies. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Portfolio may invest significant assets in any single emerging market country. The Portfolio is a non-diversified fund. Current dividend income is not an investment consideration and dividend income is incidental to the Portfolio's overall investment objective.



     Equity securities include common and preferred stock, depositary receipts, convertible debt and warrants, rights and options to purchase equity securities. The Portfolio also may utilize a wide range of other securities and derivative instruments to indirectly gain exposure to emerging market securities, including but not limited to foreign investment companies, swap agreements and similar arrangements. The Portfolio may also invest in securities of issuers, that, together with any predecessors, have been in continuous operation for less than three years.



     Emerging markets are generally characterized by limited trading volume and greater volatility. Moreover, the Portfolio is not limited to a specific percentage of assets that may be invested in a single emerging market country. Therefore, to the extent a substantial portion of the Portfolio's assets are invested in a specific country, the Portfolio would be particularly subject to the risks associated with that country.


     The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Portfolio may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), and purchase short-term debt securities of U.S. or foreign government or corporate issuers. The Portfolio may also purchase such securities if the Adviser believes they may be necessary to meet the Portfolio's liquidity needs.


PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS



     Each Portfolio may utilize from time to time utilize one or more of the investment practices described below to assist it in reaching its investment objective. These practices involve potential risks which are summarized below. In addition, the Statement of Additional Information contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by each Portfolio to help manage such risks.



     All investments, including those in mutual funds, have risks. No investment is suitable for all investors. EACH PORTFOLIO IS INTENDED FOR LONG-TERM INVESTORS WHO CAN ACCEPT THE RISKS ENTAILED IN INVESTING IN FOREIGN SECURITIES. Of course, there can be no assurance that a Portfolio will achieve its objective.

     FOREIGN SECURITIES AND CURRENCIES. Investing outside the United States involves different opportunities and different risks than domestic investments. The Adviser believes that it may be possible to obtain significant returns from a Portfolio's portfolio of foreign investments and to achieve increased diversification in comparison to a personal investment portfolio invested solely in United States securities. An investor may gain increased diversification by adding securities from various foreign countries (i) which offer different investment opportunities, (ii) that are affected by different economic trends, and (iii) whose stock markets do not move in a manner parallel to United States markets. At the same time, these opportunities and trends involve risks that may not be encountered in United States investments.



     Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities -- positions which are generally denominated in foreign currencies -- and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment in these nations; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.



     To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, a Portfolio's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.



     EMERGING MARKET RISKS. The risks described above, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Portfolio invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging markets." Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. The currencies of certain emerging market countries have experienced devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a Portfolio's assets denominated in such currencies. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Portfolio's investments in these countries and the availability to the Portfolio of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.



     SMALL AND MEDIUM-SIZED COMPANIES. Each of the Portfolios may invest in the securities of small and medium-sized companies. While small and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and medium-sized companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium-sized company securities. Investors should be aware that, based on the foregoing factors, an investment in a Portfolio may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for a Portfolio than in a fund that invests in larger, more established companies. The same risk factors apply to start-up companies.



     CURRENCY HEDGING. Most of the Portfolios' assets will be invested in foreign securities. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in U.S. dollars is subject to fluctuations in the exchange rate between the foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency to moderate potential changes in the U.S. dollar value of the portfolio, the Portfolios may enter into a forward currency exchange contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) ("forward currency contract"). Through the contract, the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as "currency hedging." By locking in a rate of exchange, currency hedging is intended to moderate or reduce the risk of change in the U.S. dollar value of a portfolio only during the period of the forward contract. Forward currency contracts usually are entered into with banks and broker-dealers, are not exchange traded and, while they are usually for less than one year, may be renewed. A default on a contract would deprive a Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price.



     The use of forward currency contracts (for transaction or portfolio hedging) will not eliminate fluctuations in the prices of portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward currency contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency.



     SETTLEMENT TRANSACTIONS. When a Portfolio enters into a contract for the purchase or sale of a foreign portfolio security, it usually is required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. In either event, the Portfolio is obliged to acquire or dispose of an appropriate amount of foreign currency by selling or buying an equivalent amount of U.S. dollars. At or near the time of the purchase or sale of the foreign portfolio security, the Portfolio may wish to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Transaction hedging may be accomplished on a forward basis, whereby the Portfolio purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. Transaction hedging also may be accomplished by purchasing or selling such foreign currencies on a "spot," or cash, basis. In so doing, the Portfolio will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received and the transaction settled. Similar transactions may be entered into by using other currencies if the Portfolio seeks to move investments denominated in one currency to investments denominated in another. The Portfolio may also settle certain trades in U.S. dollars, in which case the broker will engage in any transaction hedging necessary and will build the cost of the hedging into the cost of the securities traded. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.



     DERIVATIVES. In seeking to achieve its desired investment objective, provide additional revenue or hedge against changes in security prices, interest rates or currency fluctuations, each Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks; and (5) enter into various equity or interest rate transactions, such as swaps, caps, floors or collars, and may enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currencies ("derivatives"). (For these purposes, forward currency contracts are not considered derivatives.) In each case, the value of the instrument or security is

"derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency. In general, swaps are agreements pursuant to which the Portfolio contracts with a bank or broker/dealer to receive a return based on or indexed to the performance of an individual security or a basket of securities. Each Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, each Portfolio forgoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. For additional information on derivatives, please refer to the Statement of Additional Information. If types of derivatives other than those described herein become available in the future, a Portfolio may also use those investment vehicles, provided the Fund's Board of Trustees determines that their use is consistent with the Portfolio's investment objective.



     Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns; however, because of the uncertainties associated with their use portfolio returns may be decreased by the use of derivatives. The successful use of derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Finally, privately negotiated and over-the-counter derivatives may not be as well regulated and may be less marketable than exchange-traded derivatives.



     ILLIQUID SECURITIES. Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A of the Securities Act of 1933, and Section 4(2) commercial paper may be determined to be liquid under guidelines adopted by the Fund's Board of Trustees. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price.



     CONVERTIBLE SECURITIES. By investing in convertible securities, a Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by the Portfolios are frequently rated investment grade, a Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Each Portfolio does not currently intend to invest more than 5% of its total assets in below investment grade convertible securities. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities' being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important in the purchase of such securities than other factors.



     DEBT SECURITIES. In pursuing its investment objective, under normal market conditions, each Portfolio may invest up to 35% of its total assets in nonconvertible debt securities. Investments in such debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally or internationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities in the fourth-highest grade may possess speculative characteristics. If the rating of a security held by the Portfolio is lost or reduced below investment grade, the Portfolio is not required to dispose of the security. The Adviser will, however, consider that fact in determining whether the Portfolio should continue to hold the security. The risks inherent in a debt security depend primarily on its term and quality, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities.



     PORTFOLIO TURNOVER. A Portfolios annual turnover rate indicates changes in its portfolio investments. A Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. It is anticipated that the Portfolios will each experience high rates of portfolio turnover. High portfolio turnover in any year will result in payment by a Portfolio of above-average amounts of transaction costs and could result in the payment by Shareholders of above-average amounts of taxes on realized investment gains. Under normal market conditions, only securities that increase in value shortly after purchase and that generally continue to increase in value (although they may experience temporary stagnant or declining periods) will be retained by the Portfolios. Securities sold by a Portfolio may be purchased again at a later date if the Adviser perceives that the securities are again "timely." In addition, portfolio adjustments will be made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In light of these factors and the historical volatility of foreign growth stocks, the Portfolios are likely to experience high portfolio turnover rates, i.e., over 550% for the Asia Pacific Growth Fund and over 400% for the Emerging Markets Growth Fund, but portfolio turnover rates may vary significantly from year to year. The portfolio turnover rate for the International Growth Fund was 380% during its most recent fiscal period (not annualized). Portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.



     PORTFOLIO TRANSACTIONS. The Adviser uses the trading room staff of Driehaus Securities Corporation ("DSC"), an affiliate of the Adviser, to place the orders for the purchase and sale of portfolio securities, and options and futures transactions for the Portfolios. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors. Purchases and sales of securities, futures or options on futures on an exchange (including a board of trade), and options on securities may be effected through securities brokers or futures commissions merchants that charge a commission or fee for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, DSC. In order for DSC to effect any such transaction as a broker for a Portfolio, the commissions, fees or other remuneration received by DSC must be reasonable and fair, compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. This standard would allow DSC to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to DSC are consistent with the foregoing standard. Brokerage transactions with DSC are also subject to such fiduciary standards as may be imposed upon DSC by applicable law. The Portfolios each anticipate that most (or all) transactions for the purchase or sale of American Depositary Receipts will be placed through DSC, so long as the criteria for using an affiliated broker are met.



     FOREIGN INVESTMENT COMPANIES. The Portfolios may each invest in foreign investment companies. Some countries may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Portfolio to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve layered fees or expenses. The Portfolios do not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees or expenses.



     REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement involves the sale of securities to a Portfolio, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate within a specified period of time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by a Portfolio will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE
AGREEMENTS. Each Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Portfolio makes such purchase commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Each Portfolio may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     Each Portfolio may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.


     At the time a Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.



     LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed
33 1/3% of its total assets. Any such loan must be continuously secured by collateral (cash or U.S. Government securities). In the event of bankruptcy or other default of the borrower, a Portfolio could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses.



     DIVERSIFICATION. Each Portfolio is non-diversified, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer or in a single country. Each Portfolio will, however, comply with diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. As a non-diversified fund, each Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.


RESTRICTIONS ON EACH PORTFOLIO'S INVESTMENTS


     Each Portfolio will not: (1) act as an underwriter for securities; (2) purchase or sell real estate or commodities (except futures contracts and forward currency contracts); (3) make loans (except that it may purchase debt obligations, invest in repurchase agreements and loan portfolio securities, subject to certain limitations); (4) borrow money (except that it may borrow up to 33 1/3% of its total assets as a temporary measure for extraordinary or emergency purposes); (5) invest 25% or more of its total assets in securities of issuers of any particular industry (excluding U.S. Government securities); or (6) issue any senior security (except to the extent permitted under the Investment Company Act of 1940). The policies summarized in this paragraph and each Portfolio's investment objective along with any investment policies designated as fundamental are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" of a Portfolio as defined in the Investment Company Act of 1940. All of the investment restrictions are set forth in the Statement of Additional Information.



                             HOW TO PURCHASE SHARES



     In order to purchase shares, an investor must fill out an Application. The initial purchase minimum per account is $100,000. The minimum subsequent purchase is $20,000. These minimums may be waived in the discretion of the Fund. If an order is placed at or prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (3:00 p.m., Central time) on any business day, the purchase of shares is executed at the net asset value determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day. All purchases are confirmed to the investor in writing except purchases made by reinvestment of dividends, which will be confirmed quarterly. If no indication is made on the Application, dividends and distributions payable by a Portfolio are automatically reinvested in additional shares of the Portfolio.



     Purchase orders must be submitted to the Fund together with payment for the purchase price of the shares ordered and, in the case of a new account, a completed Application, to Driehaus Mutual Fund, c/o PFPC, P.O. Box 8855, Wilmington, DE 19899-8855, or for overnight deliveries, to Driehaus Mutual Funds, c/o PFPC., 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809-3710. Payment may be made by check or wire transfer. Checks must be made payable to the Fund. Checks from persons who are not advisory clients of the Adviser or who do not have a brokerage account with Driehaus Securities Corporation must be bank or certified checks. The Fund, at its option, may accept a check for $25,000 or less that is not a bank or certified check and may accept a check initiated by brokers or mutual fund complexes. A purchase order on behalf of a client who has an investment advisory account with the Adviser or a brokerage account with Driehaus Securities Corporation is effected upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum investment requirements set forth above).



     Financial institutions designated by the Fund's Board of Trustees (including Charles Schwab Co., Inc.) may accept purchase and redemption orders on behalf of the Fund or may appoint a sub-designee to do so. The Fund will be deemed to have received a purchase or redemption order when a designated financial institution or its sub-designee accepts such order. All orders will be priced at a Portfolio's net asset value next computed after they are accepted by such designated financial institution.

     Certain broker-dealers, financial institutions or other service providers that have entered into an agreement with the Fund may enter purchase orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. The Fund may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution or other service provider to place the order with the Fund on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution or other service provider could be held liable for any resulting fees or losses.


     Wire transfer instructions are as follows:



     PNC Bank, N.A., ABA #: 031-000-053, Credit: Driehaus Purchase Account [Portfolio name], Bank Account #: 86-1108-2419, Further Credit:
     (Shareholders Name/Acct #).



     Individual Retirement Accounts ("IRAs") may also be established. For details, call 1-800-560-6111. Investors should also read the IRA Disclosure Statement and Bank Custodial Agreement for further details on eligibility, service fees and tax implications.



     Shares of each Portfolio are offered only to residents of states and other jurisdictions in which the shares are available for purchase. The Fund reserves the right not to accept any purchase order that it determines not to be in the best interests of the Fund or its shareholders. The Fund also reserves the right to change its investment minimums without notice.



     PURCHASES THROUGH THIRD PARTIES. Investors may purchase (or redeem) shares through investment dealers or other financial institutions. These institutions may charge for their services or place limitations on the extent to which investors may use the services offered by the Fund. There are no charges or limitations imposed by the Fund, other than those described in this prospectus, if shares are purchased (or redeemed) directly from the Fund.


                              HOW TO REDEEM SHARES


     BY WRITTEN REQUEST. Shares of a Portfolio may be redeemed by submitting a written request in good order" to the Fund at Driehaus Mutual Funds, c/o PFPC., P.O. Box 8855, Wilmington, DE 19899-8855. A redemption request will be considered to have been received in good order if the following conditions are satisfied:


     (1) The request must be in writing and must indicate the number of shares or dollar amount to be redeemed and identify the shareholder's account number;

     (2) The request must be signed by the shareholder(s) exactly as the shares are registered;

     (3) Unless the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, the signatures on the written redemption request must be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution;

     (4) Corporations and associations must submit with each request a completed certificate of authorization in a form of resolution acceptable to the Fund; and


     (5) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees or others acting on accounts not registered in their names.


     GENERAL REDEMPTION POLICIES. A shareholder may not cancel or revoke a redemption order once instructions have been received and accepted. The Fund cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

     The price at which a redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See "Net Asset Value".) Because the redemption price received depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price originally paid for the shares and may result in a realized capital gain or loss.


     The Fund, in its sole discretion, may accept telephonic redemption requests from broker-dealers, financial institutions or other service providers and, under certain circumstances, from accounts that contain over $1,000,000 at the time the redemption request is made. The Fund reserves the right to refuse a telephone redemption request if it believes it advisable to do so. Once a telephone redemption request is placed it cannot be canceled or modified. Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures. Because of increased telephone volume, investors may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes.



     The Fund will generally mail payment for shares redeemed within seven days after proper instructions are received. If so requested, the Fund will pay proceeds by wire, usually on the next business day. The Fund is not responsible for the efficiency of the federal wire system or the shareholder's financial services firm or bank. The Fund currently charges a shareholder $25 for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's firm or bank. There is a $50,000 wire redemption minimum. Redemptions of shares within 15 days after they have been purchased by check may be delayed until it can be verified that payment for the purchase of those shares has been (or will be) collected. Such delays may be avoided if shares are purchased by certified or bank check or by wire transfer.



     The Fund reserves the right to redeem shares in any account and send the proceeds to the owner if immediately after a redemption, the shares in the account do not have a value of at least $50,000. A shareholder would be notified that the account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed.


     Shares in any account maintained with the Fund may be redeemed by the Fund to the extent necessary to reimburse the Fund for any loss it sustains that is caused by a shareholder

(such as losses from uncollected checks for the purchase of shares, or any Fund liability under the Internal Revenue Code provisions on backup withholding).

                                NET ASSET VALUE


     Purchases and redemptions are made at a Portfolio's net asset value per share next calculated after receipt of a purchase order and payment or written redemption request in good form. The net asset value is determined as of the regular close of the New York Stock Exchange ("NYSE") (3:00 p.m., Central time) on each day the NYSE is open for trading. Net asset value per share is determined by dividing the difference between the values of the Portfolio's assets and liabilities by the number of the Portfolio's shares outstanding.



                            DISTRIBUTIONS AND TAXES



     DISTRIBUTIONS. Income dividends for each Portfolio, if any, are normally declared and paid annually. Each Portfolio intends to distribute by the end of each calendar year at least 98% of any net investment income for the calendar year plus 98% of net capital gains realized from the sale of securities net of any realized foreign exchange gains or losses during the 12 month period ended October 31 in that year, if any. Each Portfolio intends to distribute any undistributed net investment income and net realized capital gains in the following year. Gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues receivables or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's taxable income to be distributed to its shareholders as ordinary income.


     All income dividends and capital gain distributions will be reinvested in additional shares unless an investor elects to have distributions either (1) paid by check or (2) deposited by electronic transfer into a bank checking account. Reinvestment into the same Portfolio account normally occurs one business day after the record date. If an investor chooses to receive distributions in cash, a distribution check normally will be mailed approximately 15 days after the record date. Each Portfolio reserves the right to reinvest the proceeds and future distributions in additional Portfolio shares if distribution checks are returned as undeliverable or are not presented for payment within six months.


     U.S. FEDERAL INCOME TAXES. Each Portfolio of the Fund is treated as a separate entity for accounting and tax purposes. The International Growth Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to continue to so qualify. The other Portfolios intend to qualify and will elect at the filing of their first tax returns to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code.



     Distributions will be taxable, under federal income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November or December of the prior calendar year is deemed paid in the prior calendar year. When buying shares of a Portfolio on or before the record date of a dividend, shareholders should be aware that the amount of any forthcoming dividend payment, although in effect a return of capital to that particular shareholder, will be taxable as described below.



     Dividends derived from net investment income and net short-term capital gain will be subject to federal income tax at ordinary rates. Distributions of net long-term capital gain will be taxable as long-term capital gain regardless of the length of time the shares have been held. Long-term capital gain distributions received by individual shareholders with regard to sales or exchanges on or before May 6, 1997 will be taxed at a maximum rate of 28%. Long-term capital gain distributions received by individual shareholders with regard to sales or exchanges after May 6, 1997 will be taxed at a maximum rate of 20% (10% for individuals in the lowest tax bracket) if such sales or exchanges relate to securities held more than 18 months and at a maximum rate of 28% (15% for individuals in the lowest tax bracket) if such sales or exchanges relate to securities held more than 12 months but not more than 18 months. It is not anticipated that dividends paid by a Portfolio will qualify for the dividends received deduction available to corporate shareholders.


     Gains and losses attributable to fluctuations on the value of foreign currencies will be generally characterized as ordinary gain or loss.

     Each Portfolio will advise shareholders annually as to the source of distributions for tax purposes. If a shareholder is not subject to tax on income, the shareholder will not be required to pay federal income tax on these amounts.

     If a loss is realized on the sale of Portfolio shares held for six months or less, any short-term loss resulting from the sale is recharacterized as long-term to the extent of any long-term capital gain distributions received with respect to those shares.

     FOREIGN INCOME TAXES. Investment income received by each Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle each Portfolio to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. Each Portfolio intends to operate so as to qualify for treaty-reduced tax rates where applicable.


     To the extent that a Portfolio is liable for foreign income taxes, the Portfolio intends to operate so as to meet the requirements of the U.S. Internal Revenue Code to "pass through" to the Portfolio's shareholders foreign income taxes paid, but there can be no assurance that the Portfolio will be able to do so. If this election is made, shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Portfolio to foreign countries (which taxes relate primarily to investment income). The shareholders of the Portfolio may claim a credit by reason of the Portfolio's election, subject to certain limitations imposed by the Code. Also, under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Portfolio. If a Portfolio does not make such an election, the foreign taxes paid by the Portfolio will reduce the Portfolio's net investment income.



     BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax ("backup withholding") at a 31% rate from taxable dividend and redemption proceeds paid to certain shareholders. Backup withholding may be required if:



     - An investor fails to furnish the investor's properly certified social security or other tax identification number;



     - An investor fails to certify that the investor's tax identification number is correct or that the investor is not subject to backup withholding due to the under-reporting of certain income; or


     - The Internal Revenue Service informs the Fund that the investor's tax identification number is incorrect.

     These certifications are contained in the Application that should be completed and returned when opening an account. Each Portfolio must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for a Portfolio to reimburse a shareholder for amounts withheld. A shareholder may, however, claim the amount withheld as a credit on the shareholder's federal income tax return.


     The foregoing discussion of U.S. and foreign taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. U.S. and foreign shareholders should consult their tax advisers as to the tax consequences of ownership of any Portfolio shares.


                               INVESTMENT RETURN

     The total return from an investment in each Portfolio is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

     Comparison of a Portfolio's total return with alternative investments should consider differences between the Portfolio and the alternative investments, the periods and methods used in the calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results.


     The table below shows, as of August 31, 1997, the International Growth Funds average annual total returns for the one-year, five-year, and since inception (July 1, 1990) periods. The International Growth Fund's performance data includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Limited Partnership") for the periods before the Portfolio's registration statement became effective. The Limited Partnership, which was established on July 1, 1990, was managed following substantially the same objective, policies and philosophies as are currently followed by the International Growth Fund. The International Growth Fund succeeded to the Partnership's assets on October 28, 1996. The Limited Partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Limited Partnership's performance was restated to reflect estimated expenses of the International Growth Fund. Also shown for comparison is the performance for the same time periods for the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index"). The EAFE Index is a widely recognized benchmark of non-U.S. stock markets. It is composed of a sample of companies representative of the market structure of 18 European and Pacific Basin countries. Performance is historical and does not represent future results. Investment returns and principal value vary, and there may be a gain or loss when shares are sold.



                           INTERNATIONAL GROWTH FUND


      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING AUGUST 31, 1997



                                                                                  SINCE
                                                                                INCEPTION
                                                        ONE-YEAR    5-YEAR    (JULY 1, 1990)
                                                        --------    ------    --------------
International Growth Fund...........................     18.73%     20.75%        16.67%
EAFE Index (in U.S. dollars)........................      9.05%     10.67%         5.93%



     As of the date of this prospectus, the other Portfolios do not have performance records.


                             MANAGEMENT OF THE FUND

     TRUSTEES AND ADVISER. The Board of Trustees of the Fund has overall management responsibility. See the Statement of Additional Information for the names of and additional information about the trustees and officers. The Fund's Adviser, Driehaus Capital Management,

Inc., 25 East Erie Street, Chicago, Illinois 60611, is responsible for managing the Fund, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1982 -- and currently manages $2.3 billion in assets. The Adviser is wholly owned by Richard H. Driehaus.



     PORTFOLIO MANAGER -- DRIEHAUS INTERNATIONAL GROWTH FUND. William R. Andersen, a Vice President of Adviser, has managed the Portfolio since the commencement of operations in October of 1996. Prior to the Portfolio's commencement, Mr. Andersen was the portfolio manager for the Limited Partnership since its inception in July 1990. Mr. Andersen has primary responsibility for making all investment decisions on behalf of the Portfolio. He is assisted by portfolio analysts who specialize in various markets, including Western Europe, Asia Pacific, Canada and emerging markets. In addition to the Portfolio, Mr. Andersen is the portfolio manager for three Canadian mutual funds, including a global fund. Mr. Andersen also supervises Mr. Brewer and Mr. Ritter (the portfolio managers listed below) in their roles as analysts for their respective regions and markets of the world. He does not, however, supervise or participate in investment decision-making for the Asia Pacific Growth Fund or the Emerging Markets Growth Fund.


     Mr. Andersen was born in 1959 and is a graduate of Stanford University, where he received a B.A. in economics in 1981. In 1985, Mr. Andersen received his M.B.A. from the University of Chicago, where he concentrated in finance. Mr. Andersen is a Chartered Financial Analyst. Mr. Andersen has been employed by DSC and the Adviser since 1985. From 1985 to 1989, Mr. Andersen was employed by DSC as a security analyst and, as such, was responsible for several industry groups in which DSC maintained investments for clients. In May 1989, while continuing to act as a senior investment analyst for DSC, Mr. Andersen became a portfolio manager for the Adviser.


     PORTFOLIO MANAGER -- DRIEHAUS ASIA PACIFIC GROWTH FUND. Mr. Eric J. Ritter has managed the Portfolio since its inception. Mr. Ritter, an Asia Pacific analyst with the Adviser, has responsibility for making all investment decisions on behalf of the Portfolio.



     Mr. Ritter was born in 1963 and received his B.A. in economics from the State University of New York at Oswego in 1984. He earned a master's degree in international relations from Columbia University in 1987. Thereafter, Mr. Ritter worked as a consultant in Hong Kong in 1987-88, consulting primarily with Fortune 500 companies on investment and market strategy for Asia. From late 1988 to 1990, he worked for Baring Securities as an equity analyst conducting research on listed companies in Singapore and Malaysia. Mr. Ritter then moved back to the United States to work in equity research and sales, covering the Southeast Asia markets, for Crosby Securities and W.I. Carr, both registered broker-dealers, prior to joining the Investment Adviser in June 1996.



     PORTFOLIO MANAGER -- DRIEHAUS EMERGING MARKETS GROWTH FUND. Mr. Emery R. Brewer has managed the Portfolio since its inception. Mr. Brewer, an emerging markets analyst with the Adviser, has responsibility for making all investment decisions on behalf of the Portfolio.

     Mr. Brewer was born in 1963 and received his B.S. in economics from the University of Utah in 1986. From 1987 to 1988, he worked as a securities broker at Wilson Davis & Co., focusing primarily on NASDAQ listed companies. From 1989 to 1990, he worked for Dean Witter Reynolds as a broker, focusing primarily on equity and fixed-income investments. After earning his M.B.A. from the University of Rochester in 1992, he worked as an adviser to the capital markets group of Investicini Banka (the third largest bank in and former investment bank of the Czech Republic), focusing primarily on valuation and analysis of Czech companies. Mr. Brewer became a consultant to the Investment Adviser in 1993 prior to joining the Investment Adviser as an international securities analyst in November 1994.

     FEES AND EXPENSES. In return for its services, the Adviser receives a monthly fee from the Fund, computed and accrued daily, at an annual rate of 1.5% of average net assets of each Portfolio. This fee is higher than the fees paid by most mutual funds.


     ADMINISTRATOR. PFPC Inc. ("PFPC") is the administrator for the Fund. In such capacity, PFPC assists the Fund in all aspects of its administration and operation, including certain accounting services.



     TRANSFER AGENT. PFPC is the agent of the Fund for the transfer of shares, disbursement of dividends and maintenance of shareholder accounting records.



     CUSTODIAN. Morgan Stanley Trust Company (the "Custodian") is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Custodian's Global Custody Network or foreign depositories used by such members.


                     ORGANIZATION AND DESCRIPTION OF SHARES

     The Fund is a Delaware business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated May 31, 1996. The Declaration of Trust may be amended by a vote of either the Fund's shareholders or its trustees. The Fund may issue an unlimited number of shares, in one or more series or classes as the Board may authorize. Currently, three series are authorized and outstanding.

          Statement of Additional Information Dated December 31, 1997


                             DRIEHAUS MUTUAL FUNDS
                              25 East Erie Street
                            Chicago, Illinois 60611
                                 1-800-560-6111

                       DRIEHAUS INTERNATIONAL GROWTH FUND


                       DRIEHAUS ASIA PACIFIC GROWTH FUND


                     DRIEHAUS EMERGING MARKETS GROWTH FUND


      This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Portfolios' prospectus dated December 31, 1997, and any supplements thereto ("Prospectus"). The Prospectus may be obtained at no charge by telephoning 1-800-560-6111.


                               TABLE OF CONTENTS


         PAGE
         ----
GENERAL INFORMATION AND HISTORY . . . . . . . . . . . . . . . . . . . . . .  B-2
PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS . . . . . . . . . . . . . . .  B-2
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . B-10
PURCHASES AND REDEMPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . B-11
NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-11
MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-13
PRINCIPAL SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . B-14
INVESTMENT ADVISORY SERVICES  . . . . . . . . . . . . . . . . . . . . . . . B-15
ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-15
CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-15
TRANSFER AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-16
INDEPENDENT PUBLIC ACCOUNTANTS  . . . . . . . . . . . . . . . . . . . . . . B-16
PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . B-16
ADDITIONAL INCOME TAX CONSIDERATIONS  . . . . . . . . . . . . . . . . . . . B-17
INVESTMENT PERFORMANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . B-19
APPENDIX--RATINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1




         The financial statements appearing in the Driehaus International Growth Fund's Annual Report to Shareholders (the "Report") are incorporated herein by reference. The Report accompanies this document.

                        GENERAL INFORMATION AND HISTORY


         Driehaus International Growth Fund, Driehaus Asia Pacific Growth Fund and Driehaus Emerging Markets Growth Fund (individually, a "Portfolio" and collectively "Portfolios") are each series of the Driehaus Mutual Funds (the "Fund"), an open-end management investment company. Driehaus Capital Management, Inc. (the "Adviser") provides management and investment advisory services to each Portfolio.


         Each share of a Portfolio is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a Portfolio have equal rights in the event of liquidation of that series.


         As a business trust, the Fund is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Fund will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communication with other shareholders as if the Fund were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Fund are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.



         In October 1996, the International Growth Fund succeeded to the assets of the Driehaus International Large Cap Fund, L.P. The Asia Pacific Growth Fund and Emerging Markets Growth Fund each commenced operations in December 1997.



                 PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS


FOREIGN SECURITIES


         The Portfolios invest primarily in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions or expropriation of assets) than does investment in securities of domestic issuers. The Portfolios may also purchase foreign securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receivables ("GDRs") or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. Generally, ADRs are designed for the U.S. securities markets and EDRs and GDRS are designed for use in European and other foreign securities markets. The Portfolios may invest in sponsored or unsponsored ADRs. ln the case of an unsponsored ADR, each Portfolio is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.



         With respect to equities that are issued by foreign issuers or denominated in foreign currencies, each Portfolio's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the Portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")



         Risks. Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities and positions which are generally denominated in foreign currencies, and utilization of forward currency contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.


         Although the Portfolios will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.


         Currency Exchange Transactions. Currency exchange transactions may be conducted either through forward currency contracts ("forward currency contracts") or on a spot (i.e., cash) basis at the spot rate for purchasing currency prevailing in the foreign exchange market. Forward currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward currency contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year, but may be renewed.



         Forward currency transactions may involve currencies of the different countries in which the Portfolios may invest and serve as hedges against possible variations in the exchange rate between these currencies. Each Portfolio's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under " -- Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of each Portfolio accruing in connection with settlement of the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward currency contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Adviser to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. Each Portfolio may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that each Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, each Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward currency contracts for each currency held in each Portfolio. The Portfolios may not engage in "speculative" currency exchange transactions.



         At the maturity of a forward contract to deliver a particular currency, each Portfolio may either sell the portfolio security related to such contract and make delivery of the currency, or retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.


         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency a Portfolio is obligated to deliver.

         If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.


         Synthetic Foreign Money Market Positions. Each Portfolio may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, each Portfolio may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policy that, under normal conditions, the International Growth Fund will invest at least 65% of its total assets in at least three countries other than the United States.


LENDING OF PORTFOLIO SECURITIES

         Subject to restriction (3) under "Investment Restrictions" in this Statement of Additional Information, each Portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by that Portfolio. Each Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Portfolio would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

REPURCHASE AGREEMENTS

         Each Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Portfolio could experience both losses and delays in liquidating its collateral.

WARRANTS

         The Portfolio may purchase warrants, which are instruments that give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Warrants are generally sold by companies intending to issue stock in the future, or by those seeking to raise cash by selling shares held in reserve.

SHORT SALES

         The Portfolios may make short sales "against the box." In a short sale, a Portfolio sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Portfolio already owns an equivalent security in kind and amount. A short sale "against the box" enables each Portfolio to obtain the current market price of a security that it desires to sell but is unavailable for settlement.

RULE 144A SECURITIES


         The Portfolios may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). That Rule permits certain qualified institutional buyers, such as the Portfolios, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser will consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, each Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that each Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


LINE OF CREDIT


         Subject to restriction (4) under "Investment Restrictions" in this Statement of Additional Information, the Fund has established a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Currently the line of credit is available to the International Growth Fund.


PORTFOLIO TURNOVER


         Portfolio turnover rate is commonly measured by dividing the lesser of total purchases or sales for the months under consideration in the Portfolio by the average Portfolio value (i.e., the cumulative total investment in the account at the end of each month, divided by the number of months under consideration).


DERIVATIVES


         Consistent with its objective, each Portfolio may invest in a broad array of financial instruments and securities, commonly known as derivatives. The Portfolios may enter into conventional exchange-traded and nonexchange-traded options, futures contracts, futures options, swaps and similar transactions, such as caps, floors and collars, involving or relating to currencies, securities, interest rates, prices or other items. In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security, an index, an interest rate or a currency.



         Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability or other factors. They also may be used in an effort to enhance portfolio returns.

         The successful use of derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Finally, privately negotiated and over-the-counter derivatives may not be as well regulated and may be less marketable than exchange-traded derivatives.


         The Portfolios intend to use interest rate, currency and index swaps as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. A swap transaction is an individually negotiated, nonstandardized agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, exchange rates, indices or prices, with payments generally calculated by reference to a principal ("notional") amount or quantity. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


         The Portfolios usually will enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Adviser and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to its borrowing restrictions. Swap contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. As a result, the Fund will be subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the counterparties with which the Fund trades. If there is a default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market is generally not regulated by any governmental authority. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade.

         With respect to swaps, the Portfolios will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.


         Options on Securities and Indexes. The Portfolios may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on NASDAQ. The Portfolios may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.


         An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         The Portfolios will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

         If an option written by a Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Portfolio desires.

         A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Portfolio will realize a capital gain, or, if it is less, a Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

         A put or call option purchased by a Portfolio is an asset of that Portfolio, valued initially at the premium paid for the option. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.


         There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.


         There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased or written by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, a Portfolio might be unable to exercise an option it has purchased.

         Futures Contracts and Options on Futures Contracts. The Portfolios may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.


-------------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

         The Portfolios may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Portfolio might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Portfolio's securities or the price of the securities that the Portfolio intends to purchase. Although other techniques could be used to reduce or increase the Portfolio's exposure to stock price, interest rate and currency fluctuations, the Portfolio may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Portfolio's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

         When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day a Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Portfolio does not represent a borrowing or loan by the Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

         Each Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Portfolio realizes a capital gain, or if it is more, a Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Portfolio realizes a capital gain, or if it is less, a Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Portfolio's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Portfolio's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or futures option position. The Portfolio would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Limitations on Options and Futures. If other options, futures contracts or futures options of types other than those described herein are traded in the future, a Portfolio may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Portfolio's investment objective.

         A Portfolio will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Portfolio's total assets.

         When purchasing a futures contract or writing a put option on a futures contract, a Portfolio must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Portfolio similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Portfolio.

         A Portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Portfolio has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," a Portfolio will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%.



---------------
(2) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

                            INVESTMENT RESTRICTIONS


         Each Portfolio operates under the following fundamental investment restrictions, which, together with the investment objective and fundamental policies, cannot be changed without the approval of a "majority of the outstanding voting securities," which is defined in the 1940 Act to mean the lesser of (i) 67% of a Portfolio's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Portfolio's outstanding shares. Each Portfolio may not:


         (1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

         (2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

         (3) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

         (4) borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Portfolio will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

         (5) invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry,(3) except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

         (6) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

         Each Portfolio is also subject to the following nonfundamental restrictions and policies, which may be changed by the Board of Trustees. Each Portfolio may not:

         (a) invest in companies for the purpose of exercising control or management;

         (b) purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company (valued at time of purchase);

         (c) mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

         (d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Portfolio owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Portfolio expects to receive in a recapitalization, reorganization or other exchange for securities the Portfolio contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales; and


---------------
(3) For purposes of this investment restriction, each Portfolio uses industry classifications contained in Institutional Brokers Estimate System ("I/B/E/S") Sector Industry Group Classification, published by I/B/E/S, an institutional research firm.

         (e) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

                           PURCHASES AND REDEMPTIONS

         Purchases and redemptions are discussed in the Prospectus under the headings "How to Purchase Shares", "How to Redeem Shares" and "Net Asset Value", and that information is incorporated herein by reference. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Fund of any such purchase order.


         Each Portfolio's net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of the Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m. Central time.



         The Fund intends to pay all redemptions in cash and will pay cash for all redemptions orders, limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of $250,000 or one percent of the net assets of the relevant Portfolio, as measured at the beginning of such period. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of exchange-traded securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.


         The Fund reserves the right to suspend or postpone redemptions of shares of a Portfolio during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or
(c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of a Portfolio not reasonably practicable.


                                NET ASSET VALUE



         The net asset value of a share of a Portfolio is calculated by dividing (i) the value of the securities held by the Portfolio (i.e., the value of its investments), plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of outstanding shares of the Portfolio. Investment securities, including ADRs, EDRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the regular close of business on the New York Stock Exchange ("NYSE") (3:00 p.m. Central time) on the day the securities are being valued, or lacking any sales, at either (i) the last bid or ask prices or (ii) the mean between the closing bid and asked prices. Other over-the-counter securities are valued at the mean between the closing bid and asked prices. Net asset value will not be determined on days when the NYSE is closed, unless, in the judgment of the Board, the net asset values of a Portfolio should be determined on any such day, in which case the determination will be made at 3:00 P.M. Central time.



         In the event that the NYSE or the relevant national securities exchange adopts different trading hours on a temporary basis, Portfolio net asset value will be computed at the close of the exchange.



         Trading in securities on most foreign securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE except securities trading primarily on Central and South American exchanges. Such securities are valued at the last sale price as of the regular close of the relevant exchange. For securities that trade primarily on an exchange that closes after the NYSE, the price of the security will be determined at 1:00 p.m. Central time. In addition, foreign securities trading may not take place on all business days and may occur in various foreign markets on days which are not business days in domestic markets and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 10:00 a.m. Central time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.



         Securities and assets for which market quotations are not readily available, or for which the Adviser's Pricing Committee determines that the foregoing methods do not accurately reflect current market value, are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.



         The Fund uses pricing services approved by its Board of Trustees. Prices of equity securities provided by such services represent the last sale price on the exchange where the security is primarily traded. Exchange rates of currencies provided by such services are sourced, where possible, from multi-contributor quotations. Normally, the rate will be based upon commercial interbank bid and offer quotes. Representative rates are selected for each currency based upon the latest quotation taken from contributors at short intervals prior to pricing. Prices of bonds by such services represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of its Board of Trustees, which may replace a service at any time if it determines that it is in the best interests of the Funds to do so.



         Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, as discussed below. Debt securities with maturities of 60 days or less are valued at amortized cost if their term to maturity from date of purchase is less than 60 days, or by amortizing, from the 61st day prior to maturity, their value on the 61st day prior to maturity if their term to maturity from date of purchase by a Portfolio is more than 60 days, unless this is determined by the Fund's Board of Trustees not to represent fair value. Repurchase agreements are valued at cost plus accrued interest.



         U.S. Government securities are traded in the over-the-counter market and are valued at the mean between the last available bid and asked prices, except that securities with a demand feature exercisable within one to seven days are valued at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.



         Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 3:00 p.m. Central time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 3:00 p.m. Central time.

                                   MANAGEMENT

         The following table sets forth certain information with respect to the trustees and executive officers of the Fund:


                                                                                      PRINCIPAL OCCUPATION(S)
 NAME; ADDRESS                            AGE     POSITION(S) HELD WITH FUND          DURING PAST FIVE YEARS
 -------------                            ---     --------------------------          ----------------------
 Richard H. Driehaus*(1)               55         Chairman of the Board; President    Chairman of the Board and Chief
 25 East Erie Street                                                                  Executive Officer of the Adviser and
 Chicago, IL  60611                                                                   Driehaus Securities Corporation;
                                                                                      Portfolio Manager of the Adviser
 Arthur B. Mellin(2)                   55         Trustee                             President, Mellin Securities
 190 South LaSalle Street                                                             Incorporated
 Chicago, IL  60603

 Robert F. Moyer*(1)                   50         Trustee, Senior Vice President      President and Chief Operating
 25 East Erie Street                                                                  Officer of the Adviser and Driehaus
 Chicago, IL  60611                                                                   Securities Corporation since 1995;
                                                                                      Senior Vice President, Vice
                                                                                      President and Secretary prior
                                                                                      thereto

 A.R. Umans(1,2)                       70         Trustee                             Chairman of the Board and Chief
 1400 North 25th Avenue                                                               Executive Officer, RHC/Spacemaster
 Melrose Park, IL  60160                                                              Corporation (manufacturing
                                                                                      corporation)

 Daniel Zemanek(2)                     55         Trustee                             President, Santa Fe Chicken and
 2301 Leghorn                                                                         Executive Vice President, Pollo Rey,
 Mountain View, CA  94043                                                             Inc. (creator of Pollo Rey
                                                                                      restaurants), since 1996; brokered
                                                                                      real estate loans for private and
                                                                                      institutional investors in
                                                                                      California from 1991-1996;
                                                                                      President, Shell Realty, from 1985-
                                                                                      1991

 William R. Andersen                   38         Vice President                      Vice President and portfolio manager
 25 East Erie Street                                                                  of the Adviser; portfolio manager of
 Chicago, IL  60611                                                                   the Adviser prior thereto

 Diane L. Wallace                      39         Vice President; Treasurer           Senior Vice President-Operations of
 25 East Erie Street                                                                  the Adviser and Driehaus Securities
 Chicago, IL  60611                                                                   Corporation, since 1996; Vice
                                                                                      President prior thereto

 Mary H. Weiss                         49         Vice President; Secretary           Vice President, Secretary and Chief
 25 East Erie Street                                                                  Legal Counsel of the Adviser and
 Chicago, IL  60611                                                                   Driehaus Securities Corporation
                                                                                      since 1995; prior thereto, Assistant
                                                                                      Regional Director, U.S. Securities
                                                                                      and Exchange Commission

 Robert H. Buchen                      60         Vice President                      Vice President of marketing/account
 25 East Erie Street                                                                  management of the Adviser and
 Chicago, IL  60611                                                                   Driehaus Securities Corporation
                                                                                      since 1990

 Martin A. Brown                       36         Vice President                      Vice President of marketing/new
 25 East Erie Street                                                                  business of the Adviser and Driehaus
 Chicago, IL  60611                                                                   Securities Corporation since 1995;
                                                                                      prior thereto portfolio manager,
                                                                                      Continental Bank.

                                                                                      PRINCIPAL OCCUPATION(S)
 NAME; ADDRESS                            AGE     POSITION(S) HELD WITH FUND          DURING PAST FIVE YEARS
 -------------                            ---     --------------------------          ----------------------
 Dusko Culafic                         39         Assistant Treasurer                 Vice President and Treasurer of the
 25 East Erie Street                                                                  Adviser and Driehaus Securities
 Chicago, IL  60611                                                                   Corporation since 1996; Controller
                                                                                      prior thereto
 Jennifer L. Billingsley               34         Assistant Secretary                 Attorney with the Adviser since
 25 East Erie Street                                                                  1996; prior thereto, associate of
 Chicago, IL  60611                                                                   Sidley & Austin, a law firm



* Trustee who is an "interested person" of the Fund and of the Adviser, as defined in the 1940 Act.



(1) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.



(2) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.



         Officers and trustees affiliated with the Adviser serve without any compensation from the Fund. In compensation for their services to each Portfolio, trustees who are not affiliates of the Fund or the Adviser are paid $2,500 for each Board meeting attended and $500 for each committee meeting attended, and are reimbursed for out-of-pocket expenses. The Fund has no retirement or pension plans. The following table sets forth the compensation paid by the Fund during its first full fiscal year to each of the non-interested trustees:


                                                 AGGREGATE
                                               COMPENSATION
NAME OF TRUSTEE                                FROM THE FUND
---------------                                -------------
Arthur B. Mellin                                   $15,000
A.R. Umans                                         $15,000
Daniel Zemanek                                     $15,000



         As of November 1, 1997, the Fund's officers and trustees as a group owned (or held a shared investment or voting power with respect to) 1,209,805 shares or 7.95% of the International Growth Fund.


                             PRINCIPAL SHAREHOLDERS


         As of November 1, 1997, no persons owned of record or beneficially 5% or more of the shares of a Portfolio except the persons indicated below.



Name and Address                              Portfolio                            % Owned
----------------                              ---------                            -------
Mac & Co.                                     International Growth Fund             8.924%
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA  15320-3198

Los Angeles County Museum of Art              International Growth Fund            5.620%
5905 Wilshire Blvd.
Los Angeles, CA  90036

Name and Address                              Portfolio                            % Owned
----------------                              ---------                            -------
US Bancorp Trust Company                      International Growth Fund            8.370%
P.O. Box 520
Johnston, PA  15907-0520

Richard H. Driehaus                           International Growth Fund            7.299%
25 East Erie Street
Chicago, IL  60611


                          INVESTMENT ADVISORY SERVICES

         The Adviser provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.


         The advisory agreement also provides that neither the Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.



         Any expenses that are attributable solely to the organization, operation or business of a Portfolio shall be paid solely out of the Portfolio's assets. Any expenses incurred by the Fund that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees. For the fiscal year ended August 31, 1997, the International Growth Fund paid fees under the investment advisory agreement of $1,752,344.


                                 ADMINISTRATOR


         PFPC Inc. ("PFPC"), 103 Bellevue Parkway, Wilmington, Delaware 19809, is the administrator for the Fund. The asset-based fee for administrative and accounting services for the International Growth Fund is:



         .125% of the first $200 million of average net assets; .09% of the next $200 million of average net assets; .07% of the next $200 million of average net assets; and .05% of average net assets in excess of $600 million.



         The asset-based fee for administration and accounting services for the Asia Pacific Growth Fund and the Emerging Market Growth Fund is:



         .14% of first $200 million of average net assets; .09% of next $200 million of average net assets;
         .07% of next $200 million of average net assets; and .05% of average net assets in excess of $600 million.



There is a minimum monthly fee of $9500 (excluding out of pocket expenses), which PFPC has agreed to waive for the first two fiscal years of the Asia Pacific Growth Fund and the Emerging Markets Growth Fund.


                                   CUSTODIAN


         Morgan Stanley Trust Company at One Pierrepont Plaza, Brooklyn, NY 11201, is the custodian for the Fund (the "Custodian"). It is responsible for holding all securities and cash of the Portfolios, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Portfolios.

         Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Custodian's Global Custody Network and foreign depositories ("foreign subcustodians"). With respect to foreign subcustodians, there can be no assurance that a Portfolio, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign subcustodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign subcustodians, or application of foreign law to a Portfolio's foreign subcustodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.


         The Portfolio may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.



                                 TRANSFER AGENT



         PFPC, 103 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer agent registrar, dividend-disbursing agent and shareholder servicing agent. As such, PFPC provides certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts. PFPC will also waive a portion of its monthly base fee for transfer agency service for the first two fiscal years of the Asia Pacific Growth Fund and the Emerging Markets Growth Fund.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The independent public accountants for the Fund are Arthur Andersen LLP. The accountants audit and report on each Portfolio's annual financial statements, review certain regulatory reports and each Portfolio's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

                             PORTFOLIO TRANSACTIONS


         The Adviser uses the trading room staff of Driehaus Securities Corporation ("DSC"), an affiliate of the Adviser, to place the orders for the purchase and sale of a Portfolio's securities and options and futures contracts. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge (including the knowledge of the trading room staff of DSC) of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser's knowledge (including the knowledge of the trading room staff of DSC) of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, a Portfolio may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, and reports are made annually to the Board of Trustees.



         Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, DSC. Each Portfolio has been advised that the Adviser intends to execute most (or all) transactions in ADRs through DSC. In order for DSC to effect any such transaction for a Portfolio, the commissions, fees or other remuneration received by DSC must be reasonable and fair, compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. This standard would allow DSC to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to DSC are consistent with the foregoing standard. For the fiscal year ended August 31, 1997, the International Growth Fund paid brokerage commissions of $3,231,000, of which $228,000 were paid to DSC.

         With respect to issues of securities involving brokerage commissions, when more than one broker or dealer (other than DSC) is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Portfolio, the Adviser may select a broker or dealer that furnishes it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Portfolio, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser may receive from brokers and dealers products or services that are used both as investment research and for administrative, marketing or other nonresearch purposes. In such instances, the Adviser will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Portfolio), while the portions of the costs attributable to nonresearch usage of such products or services is paid by the Adviser in cash. No person acting on behalf of the Portfolio is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser, and not all such research products or services are used in connection with the management of the Portfolio.


         With respect to a Portfolio's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to the Portfolio.

         The Fund may arrange for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for a Portfolio's portfolio securities, to the extent consistent with best price and execution. If such arrangements are made the custodian will credit any such fees received against its custodial fees.

                      ADDITIONAL INCOME TAX CONSIDERATIONS

         The Fund intends to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent its net investment income and capital gains are currently distributed to shareholders. In order to qualify for such provisions, each Portfolio must maintain a diversified portfolio, which requires that at the close of each quarter (i) at least 50% of its total assets be represented by cash or cash items, Government securities, securities of other investment companies and securities of other issuers in which not greater than 5% of the Portfolio's assets are invested and not more than 10% of the outstanding voting securities of such issuer are held; and (ii) not more than 25% of the total assets of the Portfolio are invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer.

         Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.


         To the extent a Portfolio invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Internal Revenue Code. Specifically, if more than 50% of the Portfolio's total assets at the close of any fiscal year consist of stock or securities of foreign corporations, the Portfolio may file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Portfolio even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their United States income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Portfolio, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received from the Portfolio as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Portfolio will notify shareholders of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Portfolio dividends which represents income from each foreign country, if the Portfolio qualifies to pass along such credit. If a Portfolio does not make such an election, the net investment income of that particular Portfolio will be reduced and the shareholders will not be able to deduct their pro rata share of foreign taxes paid by the Portfolio.



         The Portfolio's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Portfolio's securities. If a Portfolio exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and options on futures exercised by a Portfolio, the difference between the cash received at exercise and the premium paid is a capital gain or loss.



         If a call or put option written by a Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security
(call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Portfolio, the difference between the cash paid at exercise and the premium received is a capital gain or loss.



         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Portfolio was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.



         If a Portfolio writes an equity call option(4) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.



         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Portfolio delivers securities under a futures contract, the Portfolio also realizes a capital gain or loss on those securities.



         For federal income tax purposes, each Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Portfolio: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.



         If a Portfolio were to enter into a short index future, short index futures option or short index option position and the Portfolio's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Portfolio's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.



---------------
(4) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel/casino stocks). The definition of equity option excludes options on broad- based stock indexes (such as the Standard & Poor's 500 index).

         The Portfolios may enter into swaps or other notional principal contracts. Payments made or received pursuant to the terms of a notional principal contract are divided into two types--periodic payments and nonperiodic payments. Periodic payments are payments made or received pursuant to a notional principal contract that are payable at intervals of one year or less during the entire term of the contract, that are based on certain types of specified indices (which include objective financial information), and that are based on either a single notional principal amount or a notional principal amount that varies over the term of the contract in the same proportion as the notional principal amount that measures the other party's payments. A nonperiodic payment is any payment made or received with respect to a notional principal contract that is not a periodic payment or a termination payment. All taxpayers, regardless of their method of accounting, must recognize the ratable daily portion of a periodic payment for the taxable year to which that portion relates. In contrast, a nonperiodic payment is required to be amortized over the term of the swap by the parties and is not deducted or included in income when made.



         Each Portfolio distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders are advised of the nature of the payments.



         A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income net of foreign exchange losses for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 in the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Portfolios intend to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.


         A shareholder who redeems shares of a Portfolio will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the basis of the shares. If a shareholder realizes a loss on the redemption of a Portfolio's shares and reinvests in shares of the Portfolio within 30 days before or after the redemption, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes.

         Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of the Portfolio's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

         Shareholders who are nonresident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.


         Passive Foreign Investment Companies. Each Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of the Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Portfolio holds its investment. In addition, each Portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.



         Each Portfolio intends to treat PFICs as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.


                             INVESTMENT PERFORMANCE

         The Fund may quote certain total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

         Average Annual Total Return is computed as follows: ERV = P(1+T)n

         Where:           P      =         a hypothetical initial payment of
                                           $1,000
                          T      =         average annual total return
                          n      =         number of years
                          ERV    =         ending redeemable value of a
                                           hypothetical $1,000 payment made at
                                           the beginning of the period at the
                                           end of the period (or fractional
                                           portion thereof).


         Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Portfolio is a result of conditions in the securities markets, portfolio management and operating expenses. Although investment performance information is useful in reviewing a Portfolio's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. Of course, past performance is not indicative of future results.



         In advertising and sales literature, each Portfolio may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from those of the Portfolios. Comparison of a Portfolio to an alternative investment should be made with consideration of differences in features and expected performance. All such indexes and averages will be obtained from sources or reporting services that the Fund believes to be generally accurate. Each Portfolio's performance may be compared to indexes or averages, including the following:




Dow-Jones Industrial Average
Standard & Poor's 500 Stock Index
Standard & Poor's 400 Industrials
Wilshire 5000
New York Stock Exchange Composite Index
American Stock Exchange Composite Index
NASDAQ Composite
NASDAQ Industrials
EAFE Index
Financial Times Actuaries World Index (Ex-U.S.)
Morgan Stanley Capital International World Index
Lipper International & Global Funds Average
Lipper General Equity Funds Average
Lipper Equity Funds Average
Lipper International Fund Index
Lipper Pacific Index
Lipper Emerging Market Index
ICD International Equity Funds Average
ICD All Equity Funds Average
ICD General Equity Funds Average*+
ICD Global Equity Funds Average
ICD International Equity and Global Equity Funds Average
ICD Foreign Securities Index
IFC Emerging Markets Index
Morningstar International Stock Average
Morningstar U.S. Diversified Average
Morningstar Equity Fund Average
Morningstar Hybrid Fund Average
Morningstar All Equity Funds Average
Morningstar General Equity Average**
Morgan Stanley All Country Asia Pacific Index



* Includes ICD Aggressive Growth, Growth & Income, Long-Term Growth, and Total Return Averages.
** Includes Morningstar Aggressive Growth, Growth, Balanced Equity Income, and Growth & Income Averages.



         The ICD Indexes reflect the unweighted average total return of the largest twenty funds within their respective categories as calculated and published by ICD. The Lipper International Fund index reflects the net asset value weighted return of the ten largest international funds.


         The Lipper, ICD and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by these independent services that monitor the performance of mutual funds. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Portfolio to a different category or develop (and place a Portfolio into) a new category, the Portfolio may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.


         The Fund may also cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Portfolio's risk score (which is a function of the Portfolio's monthly returns less the 3-month T-bill return) from the Portfolio's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.



         The Fund may also note its mention or recognition in local, national or international newspapers, magazines, newsletters, periodicals or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data. Such publications may include, but are not limited to, the following:




Barron's
Business Week
CNBC
Crain's Chicago Business
Consumer Reports
Consumer Digest
Financial World
Forbes
Fortune
Fund Action
Investor's Business Daily
Kiplinger's Personal Finance
    Magazine
Knight-Ridder
Money
Mutual Fund Letter
Mutual Fund News Service
Mutual Fund Values (Morningstar)
Newsweek
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Smart Money
Stanger's Investment Adviser
United Mutual Fund Selector
USA Today
U.S. News and World Report
The Wall Street Journal
Worth
Your Money



   The Fund may compare a Portfolio's performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.


   To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

Common stocks                                Intermediate-term government bonds
Small company stocks                         U.S. Treasury bills
Long-term corporate bonds                    Consumer Price Index
Long-term government bonds

   The Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

                 TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT



        Interest Rate              6%            8%            10%            6%             8%            10%
        -------------
      Compounding Years                TAX-DEFERRED INVESTMENT                       Taxable Investment
      -----------------     --------------------------------------------  -----------------------------------------
              1                     $2,072        $2,097         $2,121        $2,072         $2,097     $   2,121
              5                     11,178        11,614         12,072        11,141         11,546        11,965
             10                     24,798        26,820         29,098        24,453         26,165        28,006
             15                     41,684        47,304         54,099        40,358         44,675        49,514
             20                     62,943        75,543         91,947        59,362         68,109        78,351
             25                     90,053       115,177        150,484        82,067         97,780       117,014
             30                    124,992       171,554        242,340       109,197        135,346       168,852



         Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows an investor to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower the average cost per share. Like any investment strategy, dollar cost averaging cannot guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

                              APPENDIX -- RATINGS

RATINGS IN GENERAL


         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weights to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.


         The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

RATINGS BY MOODY'S


         Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such bonds.


         Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

         A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


         Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

         AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, AND C. Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C1. This rating is reserved for income bonds on which no interest is being paid.

         D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:

         The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

         The "r" is attached to highlight derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                           DRIEHAUS MUTUAL FUNDS LOGO

                       DRIEHAUS INTERNATIONAL GROWTH FUND

                                Distributed by:
                        DRIEHAUS SECURITIES CORPORATION

                                 ANNUAL REPORT
                                TO SHAREHOLDERS
                                AUGUST 31, 1997

               This report has been prepared for the shareholders
               of the Fund and is not an offering to sell or buy
                any Fund securities. Such offering is only made
                           by the Fund's prospectus.

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    As we come to the close of the first year for the Driehaus International Growth Fund, I would like to take this opportunity to personally welcome each of you to the Fund. This first year was a very successful one, with the details of our accomplishments provided in Bill Andersen's portfolio manager letter and the accompanying report. In my role as chief executive officer of Driehaus Capital Management, Inc., the adviser to the Fund, I'm pleased to see that we are continuing our tradition of outstanding performance to the international equity markets.

    I have been a long-time believer in growth investing and in the superiority of our assertive, growth-oriented investment philosophy, whether we are analyzing U.S. or international markets. Clearly, entrepreneurship and a belief in the market economy do not stop at American borders. In fact, since we first turned our attention to the international arena in 1989, economic development has flourished worldwide. At the same time, while we were preparing to expand our scope globally, I was aware of the demands of managing an international portfolio and the need to maintain performance levels for the clients of our small and mid-cap U.S. funds. It was for these reasons that I asked Bill, one of our senior portfolio managers, to undertake the responsibility of international management for Driehaus. As the record shows, he has done an outstanding job.

    This success in applying the Driehaus investment philosophy internationally further affirms the success that I have had in the U.S. market for more than 25 years. It gives me added confidence in our philosophy and confirms my belief that we can grow as successfully as the companies in which we invest.

    I join you in looking forward to reports of continued achievement.

Sincerely,

Richard H. Driehaus
/s/ Richard H. Driehaus
President
Driehaus Mutual Funds

Dear Fellow Shareholders:

   I am pleased to report that our first fiscal year, ended August 31, 1997, was successful, with the value of an investment in the Driehaus International Growth Fund (and its predecessor partnership) rising 18.73% versus 9.05% for the Morgan Stanley Capital International EAFE Index. Our performance also compared favorably against the Lipper International Fund Index average of 15.44% for the period August 29, 1996 through August 28, 1997 (when Lipper Analytical Services, Inc. published the return).

   Over the 12 months ending August 31, 1997, leadership in the international markets was provided mainly by European large-cap issues, especially financial service stocks and companies benefiting from restructuring efforts. Among emerging markets, Latin America and Eastern Europe--particularly Russia--also provided strong performance. This was countered by Japan's dramatic under-performance of the world market and by Southeast Asia, which started off well but then collapsed. By identifying and leveraging these international trends, we were able to make investment decisions for the Fund that resulted in excellent performance over the past year.

   I thought I would take this opportunity to discuss some of the themes we have identified that we believe are relevant to managing international portfolios at this time. While our investment management approach is primarily "bottom up," such a discussion should prove helpful in understanding the context in which we are managing the Fund.

   Shift in market leadership worldwide to growth companies. While much has been written about the narrow, large-cap leadership in the United States, a similar phenomenon has also taken place internationally in the past few years. As in the
U. S., this trend has been particularly pronounced since the second half of 1996. Beginning in mid-1997, we believe that leadership has shifted back to faster growing, more dynamic companies.

   Very strong economic recovery expected in Europe. A number of very exciting changes are happening in Europe. Many companies have undertaken substantial restructuring programs with the intent of improving efficiency and profitability. Just as it did in the United States in the early '90s, this undertaking should set the stage for an economic upswing. In addition, the planned adoption of a single currency in 1999 has led several countries (including Italy, Spain, and Portugal) to undertake very positive changes in their economic policies. We are also encouraged by the development of new stock exchanges throughout Europe, which will focus on financing small and medium sized growth companies.

   Japanese economic recovery still on hold. After another false start, the Japanese economy has slowed dramatically in the second half of 1997. The slowdown has been attributed in part to a tax increase in April. On a more positive note, Japan has recently committed to a massive deregulation program that targets industries including financial services, airlines, energy and retailing.

   Slower growth in Southeast Asia. In our last letter, we highlighted the economic situation in Thailand. Subsequently, this situation worsened dramatically, resulting in a currency devaluation and stock market crash that then spread around the region. While we are positive on this region over the very long term, we think growth rates will remain much below historical levels for several years, and the Fund remains under-weighted.

   Continued boom in other emerging markets. As much as we expect Asia to continue to disappoint investors, we believe other emerging markets will continue to boom. The Mexican economy appears to be back on track, and Brazil has maintained a strong privatization program despite many obstacles. China is attempting to combine two economic systems in a way never attempted before, but with surprising success. The emergence of this economy should prove to be one of the most significant events of the next 20 years.

   Little threat of inflation in developed economies. As more data shows that inflation has fallen to levels unseen since the 1960s, it is beginning to seem that the high inflation levels of the 1970s and 1980s were just a historical aberration. This should continue to create a positive environment for financial issues.

   Given this backdrop, it is no wonder that we are so optimistic about the prospects for economic growth and, over time, for equity investing. It is also no surprise that this environment continues to provide so many companies that are showing strong growth and outstanding prospects. We believe it is an exceptional time for international equity investment.

Sincerely,

WILLIAM R. ANDERSON
/s/ William R. Andersen
Portfolio Manager
October 15, 1997

Investment Philosophy: Driehaus Capital Management, Inc. seeks to achieve superior investment returns primarily by investing in companies outside the U.S. that are currently demonstrating rapid growth in their sales and earnings and that, in our judgment, have the ability to continue or accelerate their growth rates in the future. Driehaus manages the Fund actively (above average turnover) to ensure that it is fully invested in companies that meet these criteria.

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                                   DRIEHAUS        EAFE
                                                                   --------        ----
  Year ended 8/31/97                                                18.73%         9.05%
  Three Years ended 8/31/97                                         16.82%         5.74%
  Five Years ended 8/31/97                                          20.75%        10.67%
  Since Inception (7/1/90 - 8/31/97)                                16.67%         5.93%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

               Measurement Period
             (Fiscal Year Covered)                        DRIEHAUS                    EAFE
Jul 1990                                                            100000                    100000
Jun 1991                                                         105602.44                  88466.98
Jun 1992                                                         125981.92                  87890.81
Jun 1993                                                         142779.49                 105715.74
Jun 1994                                                         170317.78                 123687.96
Jun 1995                                                         186040.29                 125733.79
Jun 1996                                                         268838.01                 142435.56
Jun 1997                                                         270881.64                 142256.54
Aug 1997                                                            301940                    151120

    The "Driehaus" performance data shown above includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Partnership was established on July 1, 1990 and the Fund succeeded to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect the expenses of the Fund.

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph comparing the results of a $100,000 investment in the Fund, on July 1, 1990 (the date of the Partnership's inception), with all dividends and capital gains reinvested, with the EAFE Index with dividends reinvested.

    The EAFE Index (Morgan Stanley Capital International, Europe, Australia, Far East Index) is an unmanaged index that is a generally accepted benchmark for major overseas markets. Data is in U.S. dollars and includes reinvestment of dividends. Source: Morgan Stanley Capital International.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Driehaus International Growth Fund:

    We have audited the accompanying statement of assets and liabilities of DRIEHAUS INTERNATIONAL GROWTH FUND (the "Fund"), including the schedule of investments, as of August 31, 1997, and the related statement of operations, statement of changes in net assets, and financial highlights for the period indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Driehaus International Growth Fund as of August 31, 1997, and the results of its operations, changes in its net assets, and financial highlights for the period indicated thereon, in conformity with generally accepted accounting principles.

Arthur Anderson LLP

Chicago, Illinois
October 17, 1997

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1997
--------------------------------------------------------------------------------

                                 Number         Market
                                   of           Value
                                 Shares        (Note A)
---------------------------------------------------------
EQUITY SECURITIES -- 94.7%
---------------------------------------------------------
EUROPE -- 47.8%
  ITALY -- 6.1%
    Bulgari SpA..............      400,000   $  2,367,601
    Credito Italiano SpA.....    1,456,800      3,011,793
    Mediolanum SpA...........      244,129      2,917,656
    Telecom Italia Mobile
      SpA....................      786,500      2,717,445
                                             ------------
                                               11,014,495
                                             ------------
  SPAIN -- 5.5%
    Banco Bilbao Vizcaya
      SA.....................       78,375      2,059,523
    Banco Santander SA.......       98,360      2,736,345
    Tele Pizza SA**..........       86,500      5,130,634
                                             ------------
                                                9,926,502
                                             ------------
  FRANCE -- 5.4%
    Cap Gemini Sogeti S.A....       40,751      2,482,403
    Coflexip S.A. -- ADR.....       66,650      3,328,334
    Dassault Systemes S.A. --
      ADR....................       60,000      3,900,000
                                             ------------
                                                9,710,737
                                             ------------
  SWITZERLAND -- 4.3%
    Ares-Serono Group B......        2,337      3,642,975
    Sulzer Medica -- ADR**...       40,000      1,027,500
    Zuerich Versicherungs-
      Gesellschaft...........        8,695      3,154,808
                                             ------------
                                                7,825,283
                                             ------------
  UNITED KINGDOM -- 3.5%
    Corporate Services
      Group PLC..............      191,160        605,610
    Misys PLC................      121,509      3,130,795
    Norwich Union PLC**......      200,000      1,105,181
    Sema Group PLC...........        6,241        141,590
    Stolt Comex Seaway
      SA**...................       26,493      1,414,064
                                             ------------
                                                6,397,240
                                             ------------
  NETHERLANDS -- 3.7%
    ASM Lithograph Holding
      NV**...................       40,520      3,444,200
    Baan Co. NV..............       24,282      1,462,991
    Fugro NV.................       52,995      1,811,862
                                             ------------
                                                6,719,053
                                             ------------

                                 Number         Market
                                   of           Value
                                 Shares        (Note A)
---------------------------------------------------------
  SWEDEN -- 3.7%
    Ericsson (LM) Telephone
      Co. -- ADR.............       38,000   $  1,584,125
    Hennes & Mauritz
      AB -- B................       88,400      3,337,121
    Spectra Physics AB --
      A......................       71,580      1,701,361
                                             ------------
                                                6,622,607
                                             ------------

  IRELAND -- 4.3%
    CBT Group PLC --
      ADR**..................       39,190      2,547,350
    Ryanair Holdings PLC --
      ADR**..................       42,621      1,172,078
    Saville Systems Ireland
      PLC -- ADR**...........       59,591      3,985,148
                                             ------------
                                                7,704,576
                                             ------------

  FINLAND -- 3.3%
    Nokia Corp. OY -- ADR....       10,285        797,088
    Nokia Corp. OY -- A......       10,065        777,263
    Raision Tehtaat OY.......       20,410      2,139,059
    TT Tieto OY -- B.........       24,884      2,241,925
                                             ------------
                                                5,955,335
                                             ------------

  GERMANY -- 3.2%
    Deutsche Lufthansa AG....      121,840      2,464,074
    SAP AG (Pref.)...........       14,999      3,399,042
                                             ------------
                                                5,863,116
                                             ------------

  RUSSIA -- 3.1%
    Novosibrisk
      Telephone**............        4,000        384,000
    Surgutneftegaz...........    1,200,000      1,224,000
    Tatneft -- ADR...........       16,000      2,024,000
    Unified Energy System....    5,000,000      1,985,000
                                             ------------
                                                5,617,000
                                             ------------

  DENMARK -- 1.2%
    SAS Danmark AS...........      136,424      2,104,022
                                             ------------

  PORTUGAL -- 0.5%
    Electric de Portugal
      SA -- ADR**............       30,000        918,750
                                             ------------
    Total Europe.............                  86,378,716
                                             ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1997
--------------------------------------------------------------------------------

                                 Number         Market
                                   of           Value
                                 Shares        (Note A)
---------------------------------------------------------
FAR EAST -- 28.1%

  HONG KONG -- 11.5%
    CCT Telecom Holdings
      Ltd.**.................    2,056,000   $    749,474
    Chengdu Telecom Cable Co.
      -- H**.................    1,164,000        739,732
    China Everbrite -- IHD
      Pac Ltd.**.............    1,563,000      4,406,822
    China Foods Holdings
      Ltd....................    1,100,000        738,093
    China Merchants
      International
      Holdings...............    1,276,800      4,036,492
    China Southern
      Airlines -- ADR**......       75,000      2,357,813
    CNPC Hong Kong Ltd.**....    3,900,000      2,591,713
    Top Glory International
      Holdings...............    1,650,000        777,127
    Tsingtao Brewery Co.,
      Ltd. -- H**............    1,378,000        849,059
    Yizheng Chemical
      Fibre Co. -- H.........    3,955,000      2,883,434
    Zhenhai Refining
      and Chemical Co.,
      Ltd. -- H..............    1,320,000        762,223
                                             ------------
                                               20,891,982
                                             ------------

  JAPAN -- 6.6%
    Advantest Corp...........       14,500      1,319,545
    Fujitsu Ltd..............      155,100      1,847,727
    Furukawa Electric Co.,
      Ltd....................      367,000      2,064,612
    Meitec Corp..............       55,200      1,507,011
    Nippon System
      Development............          600         12,608
    NTT Data Corp............           45      1,991,727
    Rohm Co., Ltd............       20,000      2,068,252
    Tokyo Electron Ltd.......       19,000      1,029,576
                                             ------------
                                               11,841,058
                                             ------------

                                 Number         Market
                                   of           Value
                                 Shares        (Note A)
---------------------------------------------------------
  TAIWAN -- 5.3%
    ASE Test Ltd.**..........       32,000   $  2,336,000
    Acer Inc. 144A --
      GDR**+.................       41,936        562,991
    Acer Inc. -- GDR**.......       23,750        322,406
    Asustek Computer Inc. --
      GDR**..................       48,620      1,028,313
    Synnex Technology
      International Corp.
      144A -- GDR**+.........       90,000      3,375,000
    Synnex Technology
      International Corp.
      -- GDR**...............       52,900      1,983,750
                                             ------------
                                                9,608,460
                                             ------------
  SINGAPORE -- 2.0%
    Datacraft Asia Ltd.......    1,071,000      3,534,300
                                             ------------
  INDONESIA -- 1.7%
    PT Daya Guna Samudera
      (Foreign)..............      328,500        453,103
    PT Putra Surya Multidana
      (Foreign)**............    1,121,300        589,649
    PT Ramayana Lestari
      Sentosa (Foreign)......    1,094,500      2,000,293
                                             ------------
                                                3,043,045
                                             ------------
  INDIA -- 0.9%
    Reliance Industries
      Ltd. -- GDR**..........       86,300      1,708,740
                                             ------------
  MALAYSIA -- 0.1%
    Lityan Holdings BHD......       27,500        150,608
                                             ------------
  THAILAND -- 0.0%
    Shinawatra Computer
      Public Co., Ltd.
      (Foreign)..............        3,800         19,000
                                             ------------
    Total Far East...........                  50,797,193
                                             ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1997
--------------------------------------------------------------------------------

                                 Number         Market
                                   of           Value
                                 Shares        (Note A)
---------------------------------------------------------

NORTH AMERICA -- 9.2%
  MEXICO -- 7.1%
    Apasco SA de CV..........      212,610   $  1,571,144
    Corporacion
      Interamericana de
      Enterenimiento SA --
      B**....................      238,009      1,292,363
    Desc SA de CV -- C.......            1              8
    Fomento Economico
      Mexicano SA de
      CV -- B................      406,800      2,786,588
    Grupo Accion SA --
      ADR**..................       15,000        223,622
    Grupo Financiero Banamex
      Accival SA de CV --
      B**....................      457,037      1,233,489
    Grupo Financiero Bancomer
      SA de
      CV -- B**..............    1,819,505      1,127,106
    Grupo Televisa SA --
      ADR**..................       60,783      1,983,045
    TV Azteca SA -- ADR**....      140,050      2,520,900
                                             ------------
                                               12,738,265
                                             ------------
  UNITED STATES OF AMERICA --
    2.1%
    Santa Fe International
      Corp...................       85,000      3,803,750
                                             ------------
    Total North America......                  16,542,015
                                             ------------
MIDDLE EAST -- 5.2%
  ISRAEL -- 5.2%
    ECI Telecommunications
      Limited Designs........       53,400      1,591,988
    Nice Systems, Ltd. --
      ADR**..................      104,339      4,167,039
    Orbotech, Ltd.**.........       40,900      2,039,888
    Teledata Communications,
      Ltd.**.................       43,750      1,509,375
                                             ------------
                                                9,308,290
                                             ------------
    Total Middle East........                   9,308,290
                                             ------------

                                 Number         Market
                                   of           Value
                                 Shares        (Note A)
---------------------------------------------------------
AFRICA -- 3.0%
  SOUTH AFRICA -- 3.0%
    Dimension Data Holdings
      Ltd.**.................      718,400   $  3,054,904
    Investec Group Ltd.......       63,930      2,326,771
                                             ------------
                                                5,381,675
                                             ------------
    Total Africa.............                   5,381,675
                                             ------------
SOUTH AMERICA -- 1.4%
  BRAZIL -- 1.4%
    Ericsson
      Telecommunicacoes S.A.
      (Pref.)................   31,716,000      1,580,424
    Inepar S.A. -- Industria
      E Construcoes
      (Pref.)................  471,021,500        970,956
                                             ------------
                                                2,551,380
                                             ------------
    Total South America......                   2,551,380
                                             ------------
    Total Equity Securities
      (cost $161,638,397)....                 170,959,269
                                             ------------
---------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $161,638,397)............        94.7%    170,959,269
  Other Assets in Excess of
    Liabilities..............         5.3%      9,585,825
                               -----------   ------------
  Net Assets.................       100.0%   $180,545,094
=========================================================
  The federal income tax basis and unrealized
  appreciation (depreciation) for all securities is as
  follows:
Basis....................................  $161,638,397
                                           ============
Gross Appreciation.......................  $ 15,963,014
Gross Depreciation.......................    (6,642,142)
                                           ------------
    Net Appreciation.....................  $  9,320,872
                                           ============

** Non-income producing security.
 + Restricted security (Note D).

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                                AUGUST 31, 1997
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Airlines...............................      3.3%
Banking................................      5.6%
Beverages & Tobacco....................      2.0%
Bio-Technology.........................      0.6%
Business Services......................      0.3%
Broadcast & Publishing.................      2.5%
Chemicals..............................      3.0%
Communications.........................      1.4%
Computer Manufacturers.................      1.5%
Computer Software......................     16.3%
Computer Other.........................      1.1%
Drugs..................................      2.0%
Electric Components....................      4.7%
Electric Equipment.....................      5.2%
Energy Equipment.......................      0.5%
Energy Sources.........................      8.0%
Financial Services.....................      1.6%
Food Processors........................      1.8%
Industrial Components..................      1.1%
Insurance..............................      4.0%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Leisure & Tourism......................      0.7%
Machinery..............................      1.0%
Merchandising..........................      1.1%
Miscellaneous Materials................      0.9%
Multi-Industry.........................      2.2%
Multi-Industry Finance.................      2.4%
Office Equipment.......................      4.9%
Photo-Optical Equipment................      1.9%
Real Estate............................      0.6%
Retailing -- Foods.....................      2.8%
Retailing -- Goods.....................      3.2%
Semi Conductors/Components.............      0.6%
Telecommunications.....................      3.0%
Telecommunications Equipment...........      0.1%
Transportation.........................      1.2%
Utilities..............................      1.6%
Other Assets Less Liabilities..........      5.3%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1997
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $161,638,397)........    $170,959,269
    Foreign currency, at market value (Cost $2,542,490).....       2,541,577
    Cash....................................................      13,452,048
    Receivables:
         Dividends..........................................         224,050
         Interest...........................................          20,601
         Fund shares sold...................................         115,421
         Investment securities sold.........................       2,307,578
    Prepaid insurance.......................................           3,900
    Deferred organizational costs...........................         106,862
                                                                ------------
----------------------------------------------------------------------------
             TOTAL ASSETS...................................     189,731,306
                                                                ------------
----------------------------------------------------------------------------
LIABILITIES:
    Investment securities purchased.........................       8,831,763
    Accrued expenses........................................         121,722
    Payable to affiliates...................................         232,727
                                                                ------------
----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................       9,186,212
                                                                ------------
----------------------------------------------------------------------------
NET ASSETS..................................................    $180,545,094
                                                                ============
SHARES OUTSTANDING..........................................      15,172,194
                                                                ============
NET ASSET VALUE PER SHARE...................................    $      11.90
                                                                ============
============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT AUGUST 31, 1997:
    Paid-in capital.........................................    $158,635,869
    Undistributed net investment loss.......................        (784,650)
    Undistributed net realized gain.........................      15,013,053
    Undistributed net realized foreign exchange loss........      (1,541,435)
    Undistributed net realized foreign exchange loss on
     portfolio hedges.......................................         (74,544)
    Unrealized foreign exchange loss........................         (24,071)
    Unrealized appreciation on investments..................       9,320,872
                                                                ------------
             NET ASSETS.....................................    $180,545,094
                                                                ============
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period October 28, 1996 (commencement of operations) through August 31,
                                      1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Income:
         Dividends (net of non-reclaimable foreign taxes of
         $81,983)...........................................    $ 1,371,638
         Interest...........................................        312,620
                                                                -----------
---------------------------------------------------------------------------
           Total income.....................................      1,684,258
                                                                -----------
---------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................      1,752,344
         Administration fee.................................        146,029
         Professional fees..................................        104,369
         Federal and state registration fees................         38,365
         Custodian fee......................................        300,379
         Transfer agent fees................................         35,708
         Trustees' fees.....................................         45,000
         Amortization of organization costs.................         20,000
         Miscellaneous......................................         45,914
                                                                -----------
---------------------------------------------------------------------------
           Total expenses before fees waived................      2,488,108
                                                                -----------
           Transfer agent fees waived.......................        (19,200)
                                                                -----------
           Total expenses net of fees waived................      2,468,908
                                                                -----------
---------------------------------------------------------------------------
             Net investment loss............................       (784,650)
                                                                -----------
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions............     15,013,053
    Net realized foreign exchange loss......................     (1,541,435)
    Net realized foreign exchange loss on portfolio
     hedges.................................................        (74,544)
    Net unrealized foreign exchange loss....................        (24,071)
    Change in unrealized appreciation of investments........      9,320,872
                                                                -----------
---------------------------------------------------------------------------
             Net gain on investments........................     22,693,875
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $21,909,225
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period October 28, 1996 (commencement of operations) through August 31,
                                      1997
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS:
    Operations:
         Net investment loss................................               $   (784,650)
         Net realized gain from security transactions.......                 15,013,053
         Net realized foreign exchange loss.................                 (1,541,435)
         Net realized foreign exchange loss on portfolio
           hedges...........................................                    (74,544)
         Net unrealized foreign exchange....................                    (24,071)
         Change in unrealized appreciation of investments...                  9,320,872
                                                                           ------------
-----------------------------------------------------------------------------------------------
             Net increase in net assets resulting from
               operations...................................                 21,909,225
                                                                           ------------
-----------------------------------------------------------------------------------------------
    Capital share transactions:
         Net increase in net assets derived from capital
           share transactions...............................                158,535,457
                                                                           ------------
         Total increase in net assets.......................                180,444,682
                                                                           ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------
    Beginning of period.....................................                    100,412
                                                                           ------------
    End of period...........................................               $180,545,094
                                                                           ============
===============================================================================================

    Capital share transactions are as follows:

                                                                  SHARES            VALUE
                                                                ----------       ------------
         Shares purchased...................................    15,894,033       $166,480,305
         Shares reinvested..................................            --                 --
         Shares redeemed....................................      (731,880)        (7,944,848)
                                                                ----------       ------------
             Net increase from capital share transactions...    15,162,153       $158,535,457
                                                                ==========       ============
=============================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For the period October 28, 1996 (commencement of operations) through August 31,
                                      1997
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout the period presented.

Net asset value, beginning of period........................    $  10.00
                                                                --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss.......................................       (0.05)
  Net gains on investments (both realized and unrealized)...        1.95
                                                                --------
    Total from investment operations........................        1.90
                                                                --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income......................        0.00
  Distributions from capital gains..........................        0.00
                                                                --------
    Total distributions.....................................        0.00
                                                                --------
Net asset value, end of period..............................    $  11.90
                                                                ========
Total Return................................................       19.00%**
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)......................    $180,545
  Ratio of expenses to average net assets***................        2.11%*
  Ratio of net investment loss to average net assets***.....       (0.67)%*
  Portfolio turnover........................................      380.02%**

--------------------------------------------------------------------------------

  * Annualized

 ** Not Annualized

*** Such ratios are after transfer agent waivers. The transfer agent voluntarily waived a portion of its fees. The ratio of expenses, before fees waived, to average net assets is 2.13%.

Average commission rate paid per share on stock transactions for the period ended August 31, 1997 was $0.0016. Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION

    The Driehaus International Growth Fund (the "Fund") is a series of the Driehaus Mutual Funds (the "Trust"), a registered management investment company. The Trust is a Delaware business trust organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The Fund was seeded on September 13, 1996 with the sale and issuance of 10,000 shares of its common stock to Richard H. Driehaus, the Chairman of the Board and President of the Trust. The Fund commenced operations on October 28, 1996, as the successor to the assets of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), a limited partnership organized on July 1, 1990, through a transfer of $85,727,972 of assets in exchange for 8,572,797.2 shares of the Fund. Included in these assets transferred was a net unrealized taxable gain of $5,628,357, all of which was realized during the Fund's fiscal year.

    The Fund's investment objective is to maximize capital appreciation by investing primarily in the equity securities of foreign companies with market capitalizations of more than $300 million (U.S.) using growth style investment criteria. The Fund will not invest in securities with market capitalizations of less than $200 million.

SECURITIES VALUATION AND TRANSACTIONS

    Depending upon local convention or regulation, equity securities may be valued at the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

    Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date.

    The Fund accrues income and expenses daily. This change in net asset value is allocated daily.

FEDERAL INCOME TAXES

    No provision is made for Federal income taxes as it is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make all the required distributions to its shareholders in amounts sufficient to relieve the Fund from all or substantially all Federal income and excise taxes.

FOREIGN CURRENCY TRANSLATION

    Foreign currency is translated into U.S. dollar values based upon the current rates of exchange on the date of the Fund's valuation.

    Net realized foreign exchange gains or losses which are reported by the Fund result from sales of foreign currencies, currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and reclaimable foreign withholding taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities, (other than investments in securities) which are denominated in

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

foreign currencies, as a result of changes in exchange rates.

    Net realized foreign exchange gains or losses on portfolio hedges result from the non-speculative use of forward contracts with respect to portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Fund had no outstanding portfolio hedges at August 31, 1997.

    The Fund does not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments held. These fluctuations are included with the net realized and unrealized gains or losses which result from changes in the market prices of investments.

DEFERRED ORGANIZATION COSTS

    Organization costs incurred by the Fund have been deferred and are being amortized over a period of 60 months.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND TRANSACTIONS WITH
   AFFILIATES

    Richard H. Driehaus is also the Chairman of the Board, sole director, and sole shareholder of Driehaus Capital Management, Inc., a registered investment adviser, and of Driehaus Securities Corporation, a registered broker-dealer.

    Driehaus Capital Management, Inc. ("DCM") serves as the Fund's investment adviser. In return for its services to the Fund, DCM receives a monthly fee, computed and accrued daily at an annual rate of 1.5% of average net assets. The amount accrued to DCM for the period ended August 31, 1997 was $1,752,344 of which $232,727 is included in Payable to affiliates. DCM agreed to reduce its fee and absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed 2.25% of the average net assets of the Fund on an annual basis for the first twelve months of the Fund's operations after the effective date of the Fund's registration statement. As of August 31, 1997, no fees have yet been absorbed.

    DCM advanced certain organization costs to the Fund. As of August 31, 1997, DCM has been reimbursed for all organizational costs advanced to the Fund.

    Driehaus Securities Corporation ("DSC") acts as the Fund's distributor. In addition, DSC executes all domestic exchange agency trades for the Fund in American Depository Receipts (ADR'S) or other publicly traded equity interests representing shares in foreign companies and, if applicable, any U.S. securities the Fund might trade. For the period ended August 31, 1997, DSC traded 7,727,602 shares and received $227,518 in commissions. A portion of these commissions is paid to DSC's clearing broker for clearing charges.

    Certain officers of the Trust are also officers of DCM and DSC. No such officers received compensation from the Fund.

    PFPC Inc., a wholly owned, indirect subsidiary of PNC Bank, serves as the Fund's administrative and accounting agent. In compensation for its services, PFPC receives a monthly fee based upon average net

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

assets plus out-of-pocket expenses. PFPC Inc. also acts as the Fund's transfer agent and dividend disbursing agent. PFPC has agreed to waive a portion of its transfer agent fees during the first year of the Fund's operation.

C. INVESTMENT TRANSACTIONS

    The aggregate purchases, excluding the securities transferred from the Partnership, and sales of investments securities, other than short-term obligations, for the period October 28, 1996 through August 31, 1997, were as follows:

Purchases                $568,722,871
Sales                    $504,653,281

D. RESTRICTED SECURITIES

    The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities and Exchange Act of 1933. At August 31, 1997, the aggregate value of these securities was equal to $4,403,313 and represented 2.4% of net assets.

E. LINES OF CREDIT

    The Fund has a $5 million committed line of credit and a $5 million un-committed line of credit. These lines of credit are available primarily to meet large, unexpected shareholder withdrawals. For the period ended August 31, 1997, no borrowing was made on these lines of credit.

F. OFF BALANCE SHEET RISKS

    The Fund's investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets. It is DCM's policy to continuously monitor its exposure to these risks.

   Directors & Officers

   Richard H. Driehaus
   Chairman of the Board & President

   Arthur B. Mellin
   Trustee

   Robert F. Moyer
   Vice President & Trustee

   A.R. Umans
   Trustee

   Daniel Zemanek
   Trustee

   William R. Andersen
   Vice President

   Diane L. Wallace
   Vice President & Treasurer

   Mary H. Weiss
   Vice President & Secretary

   Jennifer Billingsley
   Assistant Vice President & Secretary

   Dusko Culafic
   Assistant Vice President & Treasurer

   Investment Adviser

   DRIEHAUS CAPITAL
   MANAGEMENT, INC.
   25 East Erie Street
   Chicago, IL 60611

   Distributor

   DRIEHAUS SECURITIES
   CORPORATION
   25 East Erie Street
   Chicago, IL 60611

   Administrator & Transfer Agent

   PFPC INC.
   400 Bellevue Parkway
   Suite 108
   Wilmington, DE 19809

   Custodian

   MORGAN STANLEY
   TRUST COMPANY
   One Pierrepont Plaza
   Brooklyn, NY 11201

                           DRIEHAUS MUTUAL FUNDS LOGO

                       DRIEHAUS INTERNATIONAL GROWTH FUND

                                Distributed by:
                        DRIEHAUS SECURITIES CORPORATION

                                 ANNUAL REPORT
                                TO SHAREHOLDERS
                                AUGUST 31, 1997

               This report has been prepared for the shareholders
               of the Fund and is not an offering to sell or buy
                any Fund securities. Such offering is only made
                           by the Fund's prospectus.

                            DRIEHAUS MUTUAL FUNDS
                                  FORM N-1A
                          PART C: OTHER INFORMATION

ITEM 24.         FINANCIAL STATEMENTS AND EXHIBITS.

         a.      FINANCIAL STATEMENTS:

                 (i) Financial Statements included in Part A of the Registration Statement:

                          Financial Highlights

                 (ii) Financial Statements included in Part B of the Registration Statement:



                          Driehaus International Growth Fund:



                          Report of Independent Public Accountants Schedule of Investments at August 31, 1997 Schedule of Investments by Industry at August 31, 1997 Statement of Assets and Liabilities at August 31, 1997 Statement of Operations for the Period Ended August 31, 1997 Statement of Changes in Net Assets for the Period Ended August 31, 1997 Notes to Financial Statements


         b.      EXHIBITS:
                 (1)      Declaration of Trust of Registrant./1/

                 (2)      Bylaws of Registrant./1/

                 (3)      None.

                 (4)      None.

                 (5)      (a) Management Agreement. /2/
                          (b) Letter Agreement *

                 (6)      None.

                 (7)      None.

                 (8)      Custodian Services Agreement. /2/

                 (9.1)    Transfer Agency Agreement. /2/

                 (9.2)    Administration Agreement. /2/


                 (10)     Opinion of Counsel.*


                 (11)     Consent of independent accountants.*

                 (12)     Not applicable.


                 (13) Investment Letter of initial investor in Driehaus International Growth Fund. /2/


                 (14)     None.

                 (16)     Not applicable.

                 (18)     Not applicable.

                 (19)     Powers of Attorney./3/

                 (27)     Financial Data Schedule.*

         * Filed herewith.


         /1/ Incorporated herein by reference to Registrant's initial registration statement filed on June 5, 1996.



         /2/ Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 under the Securities Act of 1933 filed on October 7, 1996.



         /3/ Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 under the Securities Act of 1933 filed on October 31, 1997.


ITEM 25.         PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                 Inapplicable.

ITEM 26.         NUMBER OF HOLDERS OF SECURITIES.

                 As of September 30, 1997, there were 285 holders of record of shares of the International Growth Fund.

ITEM 27.         INDEMNIFICATION.

                 Article V of Registrant's Declaration of Trust, filed herewith as Exhibit 1, provides for the indemnification of Registrant's trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").

                 Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.


                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 28.         BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


Name                              Position with Adviser                  Other Business, Profession, Vocation or Employment
----                              ---------------------                  --------------------------------------------------
Richard H. Driehaus               Chairman of Board, CEO                 Chairman of Board, CEO of Driehaus Securities
                                                                         Corporation ("DSC")

William R. Andersen               Vice President                         None

Mark Genovise                     Vice President                         None

Robert F. Moyer                   President, COO                         President, COO of DSC

Diane L. Wallace                  Senior Vice
                                  President-Operations                   Senior Vice President-Operations of DSC

Mary H. Weiss                     Vice President, Secretary, Chief       Vice President, Secretary and Chief
                                  Legal Officer                          Legal Officer of DSC

Robert H. Buchen                  Vice President                         Vice President of DSC

Martin A. Brown                   Vice President                         Vice President of DSC

Dusko Culafic                     Vice President and Treasurer           Vice President and Treasurer of DSC


ITEM 29.         PRINCIPAL UNDERWRITERS.

                 (a)      Not applicable.

                 (b)      Not applicable.

                 (c)      Not applicable.

ITEM 30.         LOCATION OF ACCOUNTS AND RECORDS.


                 All accounts, books and other documents are maintained (i) at the offices of the Registrant, (ii) at the offices of Registrant's investment adviser, Driehaus Capital Management, Inc., 25 East Erie Street, Chicago, Illinois 60611, and 1 East Erie Street, Chicago, Illinois 60611, or (iii) at the offices of Registrant's custodian, Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, NY 11201, transfer agent, PFC., 103 Bellevue Parkway, Wilmington, Delaware 19809, or administrator, PFC., 103 Bellevue Parkway, Wilmington, Delaware 19809.


ITEM 31.         MANAGEMENT SERVICES.

                 Not applicable.

ITEM 32.         UNDERTAKINGS.

                 (a)      Not applicable.


                 (b) With respect to the Asia Pacific Growth Fund and the Emerging Markets Growth Fund, Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act registration statement.

                 (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 29th day of December, 1997.


                             DRIEHAUS MUTUAL FUNDS

                             By:  /s/ Richard H. Driehaus
                                  -------------------------------------------
                                     Richard H. Driehaus, President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/ Richard H. Driehaus                 President and Trustee                  December 29, 1997
-------------------------------         (Principal Executive Officer)
Richard H. Driehaus

/s/ Arthur B. Mellin*                   Trustee                                December 29, 1997
-------------------------------
Arthur B. Mellin

/s/ Robert F. Moyer                     Trustee                                December 29, 1997
-------------------------------
Robert F. Moyer

/s/ A.R. Umans*                         Trustee                                December 29, 1997
-------------------------------
A.R. Umans

/s/ Daniel Zemanek*                     Trustee                                December 29, 1997
-------------------------------
Daniel Zemanek

/s/ Diane L. Wallace                    Treasurer (Principal Financial         December 29, 1997
-------------------------------         and Accounting Officer)
Diane L. Wallace



* Robert F. Moyer signs this document pursuant to powers of attorney filed in Registrant's Post-Effective Amendment No. 2.


/s/ Robert F. Moyer
-------------------------------
Robert F. Moyer

                                EXHIBIT INDEX
                       DRIEHAUS MUTUAL FUNDS FORM N-1A
                            REGISTRATION STATEMENT


                 (1)      Declaration of Trust of Registrant./1/

                 (2)      Bylaws of Registrant./1/

                 (3)      None.

                 (4)      None.

                 (5)      (a) Management Agreement./2/
                          (b) Letter Agreement.*

                 (6)      None.

                 (7)      None.

                 (8)      Custodian Services Agreement./2/

                 (9.1)    Transfer Agency Agreement./2/

                 (9.2)    Administration Agreement./2/


                 (10)     Opinion of Counsel.*


                 (11)     Consent of independent accountants.*

                 (12)     Not applicable.


                 (13) Investment Letter of initial investor in Driehaus International Growth Fund. /2/


                 (14)     None.

                 (16)     Not applicable.

                 (18)     Not applicable.

                 (19)     Powers of Attorney./3/

                 (27)     Financial Data Schedule.*

    *  Filed herewith.


    /1/ Incorporated herein by reference to Registrant's initial registration statement filed on June 5, 1996.



    /2/ Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 under the Securities Act of 1933 filed on October 7, 1996.



    /3/ Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 under the Securities Act of 1933 filed on October 31, 1997.